SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                (Amendment No. 1)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2003

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-68542               13-3633241
-----------------------------     ------------------    ------------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)

383 MADISON AVENUE
NEW YORK, NEW YORK                                               10L79
-----------------------------                           ------------------------
   (Address of Principal                                      (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

        This Amendment No. 1 (the "Amendment") amends the Current Report on Form 8-K filed by Structured Asset Mortgage Investments Inc. on June 11, 2003 relating to the Pooling and Servicing Agreement, dated as of May 1, 2003, among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Original Current Report").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibits:

        1. Pooling and Servicing Agreement, dated as of May 1, 2003, among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (replaces in its entirety the Pooling and Servicing Agreement included as Exhibit 1 to the Original Current Report).

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS INC.

By:  /s/ Baron Silverstein
    -------------------------------------------------------
Name: Baron Silverstein
Title:  Vice President

Dated:  June 13, 2003

                                  EXHIBIT INDEX


                   Item 601 (a) of        Sequentially
Exhibit            Regulation S-K         Numbered
Number             Exhibit No.            Description                 Page
------             -----------            -----------                 ----

1                  4                      Pooling and Servicing       4
                                          Agreement

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.,

                                     SELLER,

                              JPMORGAN CHASE BANK,

                                    TRUSTEE,

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                                MASTER SERVICER,

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                            SECURITIES ADMINISTRATOR,

                                       and

                            EMC MORTGAGE CORPORATION





                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 2003





                   Structured Asset Mortgage Investments Inc.
                       Mortgage Pass-Through Certificates

                                 Series 2003-AR1

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I

                                   Definitions

  Section 1.01. Definitions..................................................1
  Section 1.02. Calculation of LIBOR........................................42

                                   ARTICLE II

         Conveyance of Mortgage Loans; Original Issuance of Certificates

  Section 2.01. Conveyance of Mortgage Loans to Trustee.....................44
  Section 2.02. Acceptance of Trust Fund by Trustee.........................46
  Section 2.03. Assignment of Interest in the Mortgage Loan Purchase
                Agreement and the Subsequent Mortgage Loan Purchase
                Agreement...................................................48
  Section 2.04. Substitution of Mortgage Loans..............................49
  Section 2.05. Issuance of Certificates....................................51
  Section 2.06. Representations and Warranties Concerning the Seller........51
  Section 2.07. Conveyance of the Subsequent Mortgage Loans.................52

                                   ARTICLE III

                 Administration and Servicing of Mortgage Loans

  Section 3.01. Master Servicer.............................................56
  Section 3.02. REMIC-Related Covenants.....................................56
  Section 3.03. Monitoring of Servicers.....................................57
  Section 3.04. Fidelity Bond...............................................58
  Section 3.05. Power to Act; Procedures....................................58
  Section 3.06. Due-on-Sale Clauses; Assumption Agreements..................59
  Section 3.07. Release of Mortgage Files...................................59
  Section 3.08. Documents, Records and Funds in Possession of Master
                Servicer To Be Held for Trustee.............................60
  Section 3.09. Standard Hazard Insurance and Flood Insurance Policies......61
  Section 3.10. Presentment of Claims and Collection of Proceeds............61
  Section 3.11. Maintenance of the Primary Mortgage Insurance Policies......62
  Section 3.12. Trustee to Retain Possession of Certain Insurance
                Policies and Documents......................................62
  Section 3.13. Realization Upon Defaulted Mortgage Loans...................62
  Section 3.14. Compensation for the Master Servicer........................63
  Section 3.15. REO Property................................................63
  Section 3.16. Annual Officer's Certificate as to Compliance...............64
  Section 3.17. Annual Independent Accountant's Servicing Report............64
  Section 3.18. Reports Filed with Securities and Exchange Commission.......65

  Section 3.19. EMC.........................................................66
  Section 3.20. UCC.........................................................66
  Section 3.21. Optional Purchase of Defaulted Mortgage Loans...............66

                                   ARTICLE IV

                                    Accounts

  Section 4.01. Protected Accounts..........................................68
  Section 4.02. Distribution Account........................................69
  Section 4.03. Permitted Withdrawals and Transfers from the
                Distribution Account........................................70
  Section 4.04. Pre-Funding Accounts and Pre-Funding Reserve Accounts.......72
  Section 4.05. Interest Coverage Accounts..................................75
  Section 4.06. Distribution of Carryover Shortfall Amount; Carryover
                Shortfall Reserve Fund......................................77

                                    ARTICLE V

                                  Certificates

  Section 5.01. Certificates................................................79
  Section 5.02. Registration of Transfer and Exchange of Certificates.......90
  Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates...........93
  Section 5.04. Persons Deemed Owners.......................................94
  Section 5.05. Transfer Restrictions on Residual Certificates..............94
  Section 5.06. Restrictions on Transferability of Certificates.............95
  Section 5.07. ERISA Restrictions..........................................96
  Section 5.08. Rule 144A Information.......................................97
  Section 5.09. Appointment of Paying Agent and Certificate Registrar.......97

                                   ARTICLE VI

                         Payments to Certificateholders

  Section 6.01. Distributions on the Certificates...........................99
  Section 6.02. Allocation of Losses.......................................105
  Section 6.03. Payments...................................................107
  Section 6.04. Statements to Certificateholders...........................107
  Section 6.05. Monthly Advances...........................................110
  Section 6.06. Compensating Interest Payments.............................111

                                   ARTICLE VII

                               The Master Servicer

  Section 7.01. Liabilities of the Master Servicer.........................112
  Section 7.02. Merger or Consolidation of the Master Servicer.............112

  Section 7.03. Indemnification of the Trustee, the Master Servicer and
                the Securities Administrator...............................112
  Section 7.04. Limitations on Liability of the Master Servicer and
                Others.....................................................112
  Section 7.05. Master Servicer Not to Resign..............................114
  Section 7.06. Successor Master Servicer..................................114
  Section 7.07. Sale and Assignment of Master Servicing....................114

                                  ARTICLE VIII

                                     Default

  Section 8.01. "Event of Default".........................................115
  Section 8.02. Trustee to Act; Appointment of Successor...................116
  Section 8.03. Notification to Certificateholders.........................117
  Section 8.04. Waiver of Defaults.........................................117
  Section 8.05. List of Certificateholders.................................118

                                   ARTICLE IX


             Concerning the Trustee and the Securities Administrator

  Section 9.01. Duties of Trustee..........................................119
  Section 9.02. Certain Matters Affecting the Trustee and the
                Securities Administrator...................................121
  Section 9.03. Trustee and Securities Administrator Not Liable for
                Certificates or Mortgage Loans.............................123
  Section 9.04. Trustee and Securities Administrator May Own
                Certificates...............................................123
  Section 9.05. Trustee's and Securities Administrator's Fees and
                Expenses...................................................123
  Section 9.06. Eligibility Requirements for Trustee, Paying Agent and
                Securities Administrator...................................124
  Section 9.07. Insurance..................................................124
  Section 9.08. Resignation and Removal of the Trustee and Securities
                Administrator..............................................124
  Section 9.09. Successor Trustee and Successor Securities Administrator...125
  Section 9.10. Merger or Consolidation of Trustee or Securities
                Administrator..............................................126
  Section 9.11. Appointment of Co-Trustee or Separate Trustee..............126
  Section 9.12. Federal Information Returns and Reports to
                Certificateholders; REMIC Administration...................127

                                    ARTICLE X

                                   Termination

  Section 10.01.Termination Upon Repurchase by the Seller or its Designee
                or Liquidation of the Mortgage Loans.......................130
  Section 10.02.Additional Termination Requirements........................132

                                   ARTICLE XI

                            Miscellaneous Provisions

  Section 11.01.Intent of Parties..........................................134
  Section 11.02.Amendment.............................................     134
  Section 11.03.Recordation of Agreement...................................135
  Section 11.04.Limitation on Rights of Certificateholders.................135
  Section 11.05.Acts of Certificateholders.................................136
  Section 11.06.GOVERNING LAW..............................................137
  Section 11.07.Notices....................................................137
  Section 11.08.Severability of Provisions.................................137
  Section 11.09.Successors and Assigns.....................................138
  Section 11.10.Article and Section Headings...............................138
  Section 11.11.Counterparts...............................................138
  Section 11.12.Notice to Rating Agencies..................................138

                                    EXHIBITS

Exhibit A-1  -    Form of Class A and Class X Certificates
Exhibit A-2  -    Form of Class M Certificates
Exhibit A-3  -    Form of Class B Certificates
Exhibit A-4  -    Form of Class R Certificates
Exhibit B    -    Mortgage Loan Schedule
Exhibit C    -    [Reserved]
Exhibit D    -    Request for Release of Documents
Exhibit E    -    Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1  -    Form of Investment Letter
Exhibit F-2  -    Form of Rule 144A and Related Matters Certificate
Exhibit G    -    Form of Custodial Agreement
Exhibit H-1  -    Alliance Subservicing Agreement
Exhibit H-2  -    SouthTrust Servicing Agreement
Exhibit H-3  -    GMAC Servicing Agreement
Exhibit H-4  -    Countrywide Servicing Agreement
Exhibit H-5 -     Alliance Servicing Agreement
Exhibit I    -    Assignment Agreements
Exhibit J    -    Mortgage Loan Purchase Agreement
Exhibit K    -    Form of Subsequent Transfer Instrument

                         POOLING AND SERVICING AGREEMENT


      Pooling and Servicing Agreement, dated as of May 1, 2003, among Structured Asset Mortgage Investments Inc., a Delaware corporation, as seller (the "Seller"), JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"), Wells Fargo Bank Minnesota, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and EMC Mortgage Corporation ("EMC").



                              PRELIMINARY STATEMENT

      On or prior to the Closing Date, the Seller has acquired the Initial Mortgage Loans from EMC. On the Closing Date, the Seller will sell the Initial Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

      The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular Interests will be designated "regular interests" in such REMIC and the Class R-I Certificate will be designated the "residual interests" in such REMIC.

      The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC II Regular Certificates will be designated "regular interests" in such REMIC and the Class R-II Certificate will be designated the "residual interests" in such REMIC.

      The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC III Regular Certificates will be designated "regular interests" in such REMIC and the Class R-III Certificate will be designated the "residual interests" in such REMIC.

      The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $534,214,364.

      In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Securities Administrator, EMC and the Trustee agree as follows:

                                    ARTICLE I
                                   Definitions

      Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

      Accepted Master Servicing Practices: With respect to any Mortgage Loan, as applicable, either (a) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or (b) as provided in the related Servicing Agreement, but, in each case, in no event below the standard set forth in clause (a).

      Account: The Distribution Account, the Group 1 Pre-Funding Account, the Group 2 Pre-Funding Account, the Group 1 Pre-Funding Reserve Account, the Group 2 Pre-Funding Reserve Account, the Group 1 Interest Coverage Account, the Group 2 Interest Coverage Account and the related Protected Account, as the context may require.

      Accrued Certificate Interest: For any Certificate or for any Component of the Class X-1 Certificates for any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount or Component of such Certificate immediately prior to such Distribution Date, less (i) in the case of a Senior Certificate or a Component of the Class X-1 Certificates, such Certificate's or Component's share of any Net Interest Shortfall from the related Mortgage Loans and, after the Cross-Over Date, the interest portion of any Realized Losses on the related Mortgage Loans to the extent allocated thereto in accordance with Section 6.02(g), (ii) in the case of a Senior Mezzanine Certificate, such Certificate's share of any Net Interest Shortfall and the interest portion of any Realized Losses on the related Mortgage Loans to the extent allocated thereto in accordance with Section 6.02(g), (iii) in the case of a Subordinate Certificate, such Certificate's share of any Net Interest Shortfall and the interest portion of any Realized Losses on the related Mortgage Loans, to the extent allocated thereto in accordance with Section 6.02(g), (iv) in the case of the Class A-3 and A-3M Certificates, the Class A-4 Certificates and the Class A-5 Certificates, the amount of any Deferred Interest on the related Group 3 Mortgage Loans, Group 4 Mortgage Loans and Group 5 Mortgage Loans, as the case may be, which was added to the Current Principal Amount of such Class A-3 or Class A-3M Certificate, Class A-4 Certificate or Class A-5 Certificate, respectively, and (v) in the case of the Senior Mezzanine and Subordinate Certificates, the amount of any Deferred Interest on the Mortgage Loans which was added to the Current Principal Amount of such Senior Mezzanine and Subordinate Certificates. Interest on the Certificates and the Components of the Class X-1 Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      Adjustable Rate Certificates: The Class A-1 Certificates, Class A-3 Certificates, Class A-3M, Class M, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates.

      Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

      Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Alliance:  Alliance Mortgage Company, or its successor in interest.

      Alliance Servicing Agreement: That certain Servicing Agreement, dated as of March 31, 2003, between Alliance and EMC, as attached hereto as Exhibit H-5.

      Alliance Subservicing Agreement: That certain Subservicing Agreement, dated as of August 1, 2002, and attached hereto as Exhibit H-1, between Alliance as servicer and EMC as owner.

      Allocable Share: With respect to the Senior Mezzanine Certificates and each Class of Subordinate Certificates:

      (a) as to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Senior Mezzanine and Subordinate Optimal Principal Amount, the fraction, expressed as a percentage, the numerator of which is the Current Principal Amount of such Class and the denominator of which is the aggregate Current Principal Amount of all Classes of the Senior Mezzanine and Subordinate Certificates; and

      (b) as to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Senior Mezzanine and Subordinate Optimal Principal Amount,

                  (1) for any Distribution Date on which the Senior Mezzanine
            Loss and Delinquency Test has been satisfied, as to the Senior Mezzanine and each Class of Subordinate Certificates (or, if the Current Principal Amount of the Senior Mezzanine Certificates has been reduced to zero, the Class of Subordinate Certificates having the lowest numerical designation as to which the Class Prepayment Distribution Trigger shall not be applicable) for which (x) the related Class Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Current Principal Amount of such Class and the denominator of which is the aggregate Current Principal Amount of all such Classes of Senior Mezzanine and Subordinate Certificates for which the related Class Prepayment Distribution Trigger has been satisfied and (y) the related Class Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%; provided that if on a Distribution Date, the Current Principal Amount of the Senior Mezzanine Certificates or any Class of Subordinate Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributed pursuant to this clause (b)(1), to the extent of such Class's remaining Allocable Share, shall be distributed to the Class of Subordinate Certificates having the lowest numerical designation and to the Subordinate Certificates which satisfy the related Class Prepayment Distribution Trigger in reduction of their respective Current Principal Amounts, in the order of their numerical Class designations; and

                  (2) for any Distribution Date on which the Senior Mezzanine
            Loss and Delinquency Test has not been satisfied, as to the Senior Mezzanine Certificates, 100%, and as to the Subordinate Certificates, 0%; provided that if on a

            Distribution Date, the Current Principal Amount of the Senior Mezzanine Certificates is reduced to zero, any remaining amounts distributed pursuant to this clause (b)(2) shall be distributed to the Classes of Subordinate Certificates which satisfy the related Class Prepayment Distribution Trigger and to the Class of Subordinate Certificates having the lowest numerical designation in reduction of their respective Current Principal Amounts in the order of their numerical Class designations.

      Applicable State Law: For purposes of Section 9.12(d), the Applicable State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Trustee by either (i) an Opinion of Counsel reasonably acceptable to the Trustee delivered to it by the Master Servicer or the Seller, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

      Appraised Value: For any Mortgaged Property related to a Mortgage Loan, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

      Assignment Agreements: The agreements attached hereto as Exhibit I, whereby the Assigned Loans (as defined therein) and the related Servicing Agreement were assigned to the Trustee for the benefit of the Certificateholders.

      Assumed Final Distribution Date: October 19, 2033, or if such day is not a Business Day, the next succeeding Business Day.

      Available Funds: With respect to any Distribution Date, the sum of the Group 1 Available Funds, Group 2 Available Funds, Group 3 Available Funds, Group 4 Available Funds and Group 5 Available Funds for such Distribution Date.

      Average Loss Severity: With respect to any period and each Loan Group, the fraction obtained by dividing (x) the aggregate amount of Realized Losses for the related Mortgage Loans for such period by (y) the number of related Mortgage Loans which had Realized Losses for such period.

      BancMortgage: BancMortgage Financial Corp, or its successor in interest.

      Bankruptcy Code: The United States Bankruptcy Code, as amended, as codified in 11 U.S.C.ss.ss.101-1330.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction.

      Book-Entry Certificates: Initially, all Classes of Certificates other than the Private Certificates and the Residual Certificates.

      Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in New York City or in any of the jurisdictions in which the Trustee, the Master Servicer, any

Servicer or the Securities Administrator is located are obligated by law or executive order to be closed.

      Calendar Quarter: January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31, as applicable.

      Carryover Shortfall: With respect to the Class A-1, Class A-3, Class A-3M, Class M, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date for which the Pass-Through Rate for such Certificates is equal to the weighted average of the Net Rates on the related Mortgage Loans, the excess, if any, of (x) Accrued Certificate Interest on the Class A-1, Class A-3, Class A-3M, Class M, Class B-1, Class B-2 or Class B-3 Certificates, as applicable, for such Distribution Date, using the lesser of (a) LIBOR plus the related Margin, as calculated for such Distribution Date, and (b) 11.00% per annum, over
(y) Accrued Certificate Interest on the Class A-1, Class A-3, Class A-3M, Class M, Class B-1, Class B-2 or Class B-3 Certificates, as applicable, for such Distribution Date at the weighted average of the Net Rates on the related Mortgage Loans.

      Carryover Shortfall Amount: With respect to the Class A-1, Class A-3, Class A-3M, Class M, Class B-1, Class B-2 and Class B-3 Certificates and each Distribution Date, the sum of (a) the aggregate amount of Carryover Shortfall for such Class on such Distribution Date which is not covered on such Distribution Date by interest distributions otherwise payable to the Class X-1 Certificates, plus (b) any Carryover Shortfall Amount for such Class remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period) at a rate equal to the lesser of (i) LIBOR plus the related Margin for such Distribution Date and (ii) 11.00% per annum.

      Carryover Shortfall Reserve Fund: An "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class X-1 Certificates, and which is established and maintained pursuant to Section 4.06.

      Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Trustee and countersigned by the Certificate Registrar in substantially the forms annexed hereto as Exhibits A-1, A-2, A-3, and A-4 with the blanks therein appropriately completed.

      Certificate Group: The Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates, Group 4 Senior Certificates and Group 5 Senior Certificates, as applicable, the Class X-1 Certificates, the Senior Mezzanine Certificates and the Subordinate Certificates to the extent such Certificates represent an interest in such groups of Certificates.

      Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

      Certificate Register:  The register maintained pursuant to Section 5.02.

      Certificate   Registrar:   Wells   Fargo   Bank   Minnesota,    National
Association, or any successor certificate registrar appointed hereunder.

      Certificate  Registrar Office:  The office of the Certificate  Registrar
located  at  6th  and  Marquette   Avenue,   Minneapolis,   Minnesota   44579,
Attention:  SAMI Series 2003-AR1.

      Certificateholder:  A Holder of a Certificate.

      Class: With respect to the Certificates, A-1, A-2, A-3, A-3M, A-4, A-5, X-1, R-I, R-II, R-III, M, B-1, B-2, B-3, B-4, B-5 and B-6.

      Class Prepayment Distribution Trigger: For the Senior Mezzanine Certificates or a Class of Subordinate Certificates for any Distribution Date, the Class Prepayment Distribution Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Current Principal Amount of such Class and each Class of Certificates subordinate thereto, if any, and the denominator of which is the Scheduled Principal Balance of all of the Mortgage Loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

      Class R Certificates: The Class R-I, Class R-II and Class R-III Certificates.

      Closing Date:  May 30, 2003.

      Code:  The Internal Revenue Code of 1986, as amended.

      COFI: The "11th District Cost of Funds Index" or "COFI" that is published each month by the Federal Home Loan Bank of San Francisco for the prior month in its monthly Information Bulletin (the "COFI Bulletin"), currently available from the Federal Home Loan Bank of San Francisco.

      Commission:  The United States Securities and Exchange Commission.

      Compensating Interest Payment:  As defined in Section 6.06.

      Component: With respect to the Class X-1 Certificates, Component 1X, Component 3X, Component 4X, Component 5X or Component 6X, as applicable.

      Component 1X:  Component 1X of the Class X-1 Certificates.

      Component 3X:  Component 3X of the Class X-1 Certificates.

      Component 4X:  Component 4X of the Class X-1 Certificates.

      Component 5X:  Component 5X of the Class X-1 Certificates.

      Component 6X:  Component 6X of the Class X-1 Certificates.

      Corporate Trust Office: The office of the Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust
Services/Structured Finance Services, SAMI Series 2003-AR1.

      Corresponding Certificate: With respect to (i) REMIC II Regular Interest I-A-1, (ii) REMIC II Regular Interest II-A-1, (iii) REMIC II Regular Interest III-A-1, (iv) REMIC II Regular Interest IV-A-1, (v) REMIC II Regular Interest V-A-1, (vi) REMIC II Regular Interest M, (vii) REMIC II Regular Interest B-1,
(viii) REMIC II Regular Interest B-2, (ix) REMIC II Regular Interest B-3, (x) REMIC II Regular Interest B-4, (xi) REMIC II Regular Interest B-5, (xii) REMIC II Regular Interest B-6, and (xiii) REMIC II Regular Interest MT-R, (i) the Class A-1 Certificates, (ii) the Class A-2 Certificates, (iii) the Class A-3 Certificates and Class A-3M Certificates, (iv) the Class A-4 Certificates, (v) the Class A-5 Certificates, (vi) the Class M Certificates, (vii) the Class B-1 Certificates, (viii) the Class B-2 Certificates, (ix) the Class B-3 Certificates, (x) the Class B-4 Certificates, (xi) the Class B-5 Certificates,
(xii) the Class B-6 Certificates and (xiii) the Class R-III Certificates, respectively. With respect to the REMIC I Regular Interests, (i) REMIC II Regular Interest I-A-1, (ii) REMIC II Regular Interest II-A-1, (iii) REMIC II Regular Interest III-A-1, (iv) REMIC II Regular Interest IV-A-1, (v) REMIC II Regular Interest V-A-1, (vi) REMIC II Regular Interest M, (vii) REMIC II Regular Interest B-1, (viii) REMIC II Regular Interest B-2, (ix) REMIC II Regular Interest B-3, (x) REMIC II Regular Interest B-4. (xi) REMIC II Regular Interest B-5 and (xii) REMIC II Regular Interest B-6 are the Corresponding Certificates for, respectively, (i) REMIC I Regular Interests 1A, 1B and ZZZ, (ii) REMIC I Regular Interests 2A, 2B and ZZZ, (iii) REMIC I Regular Interests 3A, 3B and ZZZ, (iv) REMIC I Regular Interests 4A, 4B and ZZZ, (v) REMIC I Regular Interests 5A, 5B and ZZZ, (vi) REMIC I Regular Interest ZZZ, (vii) REMIC I Regular Interest ZZZ, (viii) REMIC I Regular Interest ZZZ, (ix) REMIC I Regular Interest ZZZ, (x) REMIC I Regular Interest ZZZ, (xi) REMIC I Regular Interest ZZZ and (xii) REMIC I Regular Interest ZZZ.

      Countrywide Servicing Agreement - That certain Seller's Warranties and Servicing Agreement, dated as of September 1, 2002, by and between EMC, as purchaser, and Countrywide, as seller and servicer, as amended pursuant to that certain Amendment Number One, dated as of January 1, 2003, by and between EMC and Countrywide, as attached hereto as Exhibit H-5.

      Countrywide:  Countrywide Home Loans, Inc.

      Cross-Over Date: The first Distribution Date on which the aggregate Current Principal Amount of the Senior Mezzanine Certificates and Subordinate Certificates has been reduced to zero (after giving effect to all distributions on such Distribution Date).

      Current Principal Amount: With respect to any Certificate (other than an Interest Only Certificate) as of any Distribution Date, an amount equal to (x) the initial principal amount of such Certificate on the Closing Date, plus (y) the Deferred Interest, if any, allocated thereto for each Distribution Date prior to or coinciding with such Distribution Date, as reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate with respect to principal, (ii) the principal portion of all Realized Losses allocated prior to such Distribution Date to such Certificate, taking account of its applicable Loss Allocation Limitation, (iii) in the case of a Senior Mezzanine Certificate, such Certificate's pro rata share, if any, of the applicable Senior Mezzanine Certificate Writedown Amount for previous Distribution Dates and (iv) in the case of a Subordinate Certificate, such Certificate's pro rata share, if any, of the applicable Subordinate Certificate Writedown Amount for previous Distribution Dates. With respect to any Class of Certificates (other than the Interest Only Certificates), the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class. Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R-I, Class R-II and Class R-III Certificates after the Distribution Date on which they each receive the distribution of the last dollar of their respective original principal amount shall be deemed to have Current Principal Amounts equal to their respective Current Principal Amounts on the day immediately preceding such Distribution Date.

      Custodial Agreement: An agreement, dated as of the Closing Date, among the Seller, the Master Servicer, the Trustee and the Custodian, in substantially the form of Exhibit G hereto.

      Custodian: Wells Fargo Bank Minnesota, National Association, or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

      Cut-off Date:  May 1, 2003.

      Cut-off Date Balance:  $534,214,364.

      Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

      Deferred Interest: With respect to any Negative Amortization Loan, as of any Due Date, the amount, if any, by which the Mortgage Loan Accrued Interest for such Due Date exceeds the Monthly Payment for such Due Date and which amount, pursuant to the terms of the related Mortgage Note, is added to the principal balance of the related Mortgage Loan.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then-outstanding indebtedness under such Mortgage Loan secured by such Mortgage Property, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

      Depository: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

      Depository Agreement: The meaning specified in Subsection 5.01(a) hereof.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

      Determination Date: With respect to each Mortgage Loan, the Determination Date as defined in the related Servicing Agreement.

      Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any Person with respect to which income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, (vi) any Person that does not satisfy the requirements of United States Treasury Department Regulation Section 1.860E-1(c) with respect to a transfer of a noneconomic residual interest, as defined therein, or (vii) any other Person so designated by the Trustee and the Certificate Registrar based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause any REMIC contained in the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution Account: The trust account or accounts created and maintained pursuant to Section 4.02, which shall be denominated "JPMorgan Chase Bank, as Trustee f/b/o holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR1 - Distribution Account," and which shall be an Eligible Account.

      Distribution Account Deposit Date: The Business Day prior to each Distribution Date.

      Distribution Date: The 19th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 19th day is not a Business Day, the Business Day immediately following.

      DTC Custodian: Wells Fargo Bank Minnesota, National Association, or its successors in interest as custodian for the Depository.

      Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

      Due Period: With respect to any Distribution Date and each Mortgage Loan, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

      Eligible Account: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by S&P and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)(B)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral, or the Distribution Date (if such Permitted Investment is an obligation of the institution that maintains the Distribution Account)) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the respective Rating Agencies). Eligible Accounts may bear interest.

      EMC:  EMC Mortgage Corporation, or its successor in interest.

      ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default:  An event of default described in Section 8.01.

      Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which the sum of any Liquidation Proceeds with respect to a Liquidated Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan exceeds (i) the Scheduled Principal Balance of such Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred plus (iii) related Liquidation Expenses.

      Exchange Act:  As defined in Section 3.18.

      Fannie Mae: Federal National Mortgage Association or any successor thereto.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      Final Certification: The certification substantially in the form of Exhibit Three to the Custodial Agreement.

      First Horizon: First Horizon Home Loan Corporation or its successor in interest.

      Fractional Undivided Interest: With respect to any Class of Certificates, the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Current Principal Amount, or Notional Amount in the case of the Interest Only Certificates, of such Certificate and the denominator of which is the Current Principal Amount of such Class, or Notional Amount in the case of the Interest Only Certificates. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by (i) a Residual Certificate will be deemed to equal 0.25%, (ii) an Interest Only Certificate will be deemed to equal 1.0% multiplied by a fraction, the numerator of which is the Notional Amount of such Certificate and the denominator of which is the aggregate Notional Amount of such respective Class and (iii) a Certificate of any other Class will be deemed to equal 98.25% multiplied by a fraction, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amount of all the Certificates.

      Freddie Mac: Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

      Global Certificate: Any Private Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

      GMAC:  GMAC Mortgage Corporation or its successor in interest.

      GMAC Servicing Agreement: That certain Servicing Agreement, dated as of May 1, 2001, by and between EMC as owner and GMAC as servicer, as amended pursuant to that certain Amendment No. 1 to the Servicing Agreement, dated October 1, 2001, by and between EMC and GMAC, and as amended pursuant to that certain Amendment No. 2 to the Servicing Agreement, dated July 31, 2002, by and between EMC and GMAC, as collectively attached hereto as Exhibit H-3.

      Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap) the Mortgage Interest Rate from such Interest Adjustment Date until the next Interest Adjustment Date.

      Group 1 Allocation Fraction: With respect to any Distribution Date, the fraction equal to (x) the excess of (a) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans over (b) the Current Principal Amount of the Class A-1 Certificates over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans over (b) the aggregate Current Principal Amount of the Senior Certificates (other than the Residual Certificates and the Interest Only Certificates).

      Group 2 Allocation Fraction: With respect to any Distribution Date, the fraction equal to (x) the excess of (a) the aggregate Stated Principal Balance of the Group 2 Mortgage Loans over (b) the Current Principal Amount of the Class A-2 Certificates over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans over (b) the aggregate Current Principal Amount of the Senior Certificates (other than the Interest Only Certificates).

      Group 3 Allocation Fraction: With respect to any Distribution Date, the fraction equal to (x) the excess of (a) the aggregate Stated Principal Balance of the Group 3 Mortgage Loans over (b) the aggregate Current Principal Amount of the Class A-3 and Class A-3M Certificates, over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans over (b) the aggregate Current Principal Amount of the Senior Certificates (other than the Interest Only Certificates).

      Group 4 Allocation Fraction: With respect to any Distribution Date, the fraction equal to (x) the excess of (a) the aggregate Stated Principal Balance of the Group 4 Mortgage Loans over (b) the Current Principal Amount of the Class A-4 Certificates over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans over (b) the aggregate Current Principal Amount of the Senior Certificates (other than Interest Only Certificates).

      Group 5 Allocation Fraction: With respect to any Distribution Date, the fraction equal to (x) the excess of (a) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans over (b) the Current Principal Amount of the Class A-5 Certificates over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans over (b) the aggregate Current Principal Amount of the Senior Certificates (other than the Interest Only Certificates).

      Group 1 Available Funds, Group 2 Available Funds, Group 3 Available Funds, Group 4 Available Funds, or Group 5 Available Funds: With respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans in the related Loan Group: (a) all previously undistributed payments on account of principal (including the principal portion of Scheduled Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date or the related Subsequent Cut-off Date, as the case may be, and on or prior to the related Determination Date, (b) any Monthly Advances and Compensating Interest Payments by a Servicer or the Master Servicer with respect to such Distribution Date, (c) any other miscellaneous amounts remitted by the Master Servicer or a Servicer pursuant to the related Servicing Agreement, (d) any amounts deposited into the Distribution Account from the related Pre-Funding Reserve Account and the related Interest Coverage Account pursuant to Sections 4.04 and 4.05 of this Agreement, and (e) any amount reimbursed by the Master Servicer in connection with losses on investments of deposits in an account, except:

            (i) all payments that were due on or before the Cut-off Date or the related Subsequent Cut-off date, as the case may be;

            (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period;

            (iii) all payments, other than Principal Prepayments, that represent early receipt of Scheduled Payments due on a date or dates subsequent to the related Due Date;

            (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances;

            (v) amounts of Monthly Advances determined to be Nonrecoverable Advances; and

            (vi) any investment earnings on amounts on deposit in the Distribution Account and amounts permitted to be withdrawn from the Distribution Account pursuant to this Agreement, and amounts to pay the Master Servicing Fee and the Servicing Fees or to reimburse any Servicer, the Securities Administrator, the Trustee, the Custodian or the Master Servicer for fees and reimbursable expenses as are due under the applicable Servicing Agreement, this Agreement or the Custodial Agreement and have not been retained by or paid to such Servicer, the Trustee, the Custodian or the Master Servicer.

      Group 1 Mortgage Loans: The Mortgage Loans identified as such on the applicable Mortgage Loan Schedule.

      Group 2 Mortgage Loans: The Mortgage Loans identified as such on the applicable Mortgage Loan Schedule.

      Group 3 Mortgage Loans: The Mortgage Loans identified as such on the applicable Mortgage Loan Schedule.

      Group 4 Mortgage Loans: The Mortgage Loans identified as such on the applicable Mortgage Loan Schedule.

      Group 5 Mortgage Loans: The Mortgage Loans identified as such on the applicable Mortgage Loan Schedule.

      Group 1 Interest Coverage Account: The account or sub-account established and maintained pursuant to Section 4.05(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

      Group 1 Interest Coverage Amount: The amount to be paid by the Seller to the Paying Agent for deposit in the Group 1 Interest Coverage Account on the Closing Date pursuant to Section 4.05, which amount is $68,440.

      Group 2 Interest Coverage Account: The account or sub-account established and maintained pursuant to Section 4.05(e) and which shall be an Eligible Account or a sub-account of an Eligible Account.

      Group 2 Interest Coverage Amount: The amount to be paid by the Seller to the Trustee for deposit in the Group 2 Interest Coverage Account on the Closing Date pursuant to Section 4.05, which amount is $37,475.

      Group 1 Pre-Funded Amount: The amount deposited by the Paying Agent in the Group 1 Pre-Funding Account on the Closing Date, which amount is $13,454,867.

      Group 1 Pre-Funding Account: The account or sub-account established and maintained pursuant to Section 4.04(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

      Group 1 Pre-Funding Reserve Account: The account or sub-account established and maintained pursuant to Section 4.04(d) and which shall be an Eligible Account or a sub-account of an Eligible Account.

      Group 2 Pre-Funded Amount: The amount deposited by the Paying Agent in the Group 2 Pre-Funding Account on the Closing Date, which amount is $6,626,510.

      Group 2 Pre-Funding Account: The account or sub-account established and maintained pursuant to Section 4.04(f) and which shall be an Eligible Account or a sub-account of an Eligible Account.

      Group 2 Pre-Funding Reserve Account: The account or sub-account established and maintained pursuant to Section 4.04(i) and which shall be an Eligible Account or a sub-account of an Eligible Account.

      Group 1 Senior Certificates: The Class A-1 Certificates and the Residual Certificates.

      Group 2 Senior Certificates:  The Class A-2 Certificates.

      Group 3 Senior Certificates:  The Class A-3 and Class A-3M Certificates.

      Group 4 Senior Certificates:  The Class A-4 Certificates.

      Group 5 Senior Certificates:  The Class A-5 Certificates.

      Group  1  Senior   Mezzanine   and   Subordinate   Percentage:   On  any
Distribution Date, 100% minus the Group 1 Senior Percentage.

      Group  2  Senior   Mezzanine   and   Subordinate   Percentage:   On  any
Distribution Date, 100% minus the Group 2 Senior Percentage.

      Group  3  Senior   Mezzanine   and   Subordinate   Percentage:   On  any
Distribution Date, 100% minus the Group 3 Senior Percentage.

      Group  4  Senior   Mezzanine   and   Subordinate   Percentage:   On  any
Distribution Date, 100% minus the Group 4 Senior Percentage.

      Group  5  Senior   Mezzanine   and   Subordinate   Percentage:   On  any
Distribution Date, 100% minus the Group 5 Senior Percentage.

      Group 1 Senior Mezzanine and Subordinate Prepayment Percentage: With respect to the Group 1 Mortgage Loans, on any Distribution Date, 100% minus the Group 1 Senior Prepayment Percentage, except that on any Distribution Date after the Current Principal Amounts of the

Group 1 Senior Certificates have been reduced to zero, the Group 1 Senior Mezzanine and Subordinate Prepayment Percentage will equal 100%.

      Group 2 Senior Mezzanine and Subordinate Prepayment Percentage: With respect to the Group 2 Mortgage Loans, on any Distribution Date, 100% minus the Group 2 Senior Prepayment Percentage, except that on any Distribution Date after the Current Principal Amount of the Class A-2 Certificates has been reduced to zero, the Group 2 Senior Mezzanine and Subordinate Prepayment Percentage will equal 100%.

      Group 3 Senior Mezzanine and Subordinate Prepayment Percentage: With respect to the Group 3 Mortgage Loans, on any Distribution Date, 100% minus the Group 3 Senior Prepayment Percentage, except that on any Distribution Date after the Current Principal Amounts of the Group 3 Senior Certificates have each been reduced to zero, the Group 3 Senior Mezzanine and Subordinate Prepayment Percentage will equal 100%.

      Group 4 Senior Mezzanine and Subordinate Prepayment Percentage: With respect to the Group 4 Mortgage Loans, on any Distribution Date, 100% minus the Group 4 Senior Prepayment Percentage, except that on any Distribution Date after the Current Principal Amounts of the Group 4 Senior Certificates have each been reduced to zero, the Group 4 Senior Mezzanine and Subordinate Prepayment Percentage will equal 100%.
      Group 5 Senior Mezzanine and Subordinate Prepayment Percentage: With respect to the Group 5 Mortgage Loans, on any Distribution Date, 100% minus the Group 5 Senior Prepayment Percentage, except that on any Distribution Date after the Current Principal Amounts of the Group 5 Senior Certificates have each been reduced to zero, the Group 5 Senior Mezzanine and Subordinate Prepayment Percentage will equal 100%.

      Group 1 Senior Optimal Principal Amount, Group 2 Senior Optimal Principal Amount, Group 3 Senior Optimal Principal Amount, Group 4 Senior Optimal Principal Amount and Group 5 Senior Optimal Principal Amount: With respect to each Distribution Date and the Group 1, Group 2, Group 3, Group 4 and Group 5 Senior Certificates, respectively, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate Current Principal Amounts of the Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates, Group 4 Senior Certificates or Group 5 Senior Certificates, as applicable, immediately prior to such Distribution
Date):

            (i) the applicable Senior Percentage of all scheduled payments of principal allocated to the Scheduled Principal Balance due on each Outstanding Mortgage Loan in the related Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

            (ii) the applicable Senior Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was the subject of a Principal Prepayment in full received by the Master Servicer during the related Prepayment Period;

            (iii) the applicable Senior Prepayment Percentage of all Principal Prepayments in part received by the Master Servicer during the related Prepayment Period with respect to each Mortgage Loan in the related Loan Group;

            (iv) the lesser of (a) the applicable Senior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in the immediately following clause
      (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan in the related Loan Group purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable Senior Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the Mortgage Loans described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan in the related Loan Group that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any or otherwise; and

            (v) the applicable Senior Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was repurchased by the Mortgage Loan Seller in connection with such Distribution Date and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Loan Group that has been replaced by the Mortgage Loan Seller with a Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Subsequent Mortgage Loan Purchase Agreement, as the case may be, in connection with such Distribution Date over the Scheduled Principal Balance of such Substitute Mortgage Loan.

      Group 1 Senior Percentage: Initially, 92.25%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of the Group 1 Senior Certificates immediately preceding such Distribution Date by the sum of
(a) the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the beginning of the related Due Period and (b) the amount on deposit in the Group 1 Pre-Funding Account (or the Group 1 Pre-Funding Reserve Account, as applicable).

      Group 2 Senior Percentage: Initially, 92.25%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of the Group 2 Senior Certificates immediately preceding such Distribution Date by the sum of
(a) the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the beginning of the related Due Period and (b) the amount on deposit in the Group 2 Pre-Funding Account (or the Group 2 Pre-Funding Reserve Account, as applicable).

      Group 3 Senior Percentage: Initially, 92.25%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of the Group 3 Senior Certificates immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the beginning of the related Due Period.

      Group 4 Senior Percentage: Initially, 92.25%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of the Group 4 Senior Certificates immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the beginning of the related Due Period.

      Group 5 Senior Percentage: Initially, 92.25%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of the Group 5 Senior Certificates immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of the Group 5 Mortgage Loans as of the beginning of the related Due Period.

      Group 1 Senior Prepayment Percentage: On any Distribution Date occurring during the periods set forth below, as follows:

Period (dates inclusive)                 Group 1 Senior Prepayment Percentage
--------------------------------------------------------------------------------
June 19, 2003 - May 19, 2013             100%

June 19, 2013 - May 19, 2014             Group 1 Senior  Percentage  plus 70% of
                                         the  Group  1  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2014 - May 19, 2015             Group 1 Senior  Percentage  plus 60% of
                                         the  Group  1  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2015 - May 19, 2016             Group 1 Senior  Percentage  plus 40% of
                                         the  Group  1  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2016 - May 19, 2017             Group 1 Senior  Percentage  plus 20% of
                                         the  Group  1  Senior   Mezzanine   and
                                         Subordinate Percentage

June  19, 2017 and thereafter            Group 1 Senior Percentage

      In addition, no reduction of the Group 1 Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine Certificates and the Subordinate Certificates does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2013 and May 2014, (b) 35% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2014 and May 2015, (c) 40% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2015 and May 2016, (d) 45% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2016 and May 2017, and (e) 50% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs during or after June 2017.

      In addition, if on any Distribution Date the current weighted average Senior Mezzanine and Subordinate Percentage is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine Certificates and Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 20% of the Original Senior Mezzanine and Subordinate Principal Balance and (ii) after the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 30% of the Original Senior Mezzanine and Subordinate Principal Balance, then, in each case, the Group 1 Senior Prepayment Percentage for such Distribution Date will equal the Group 1 Senior Percentage; provided, however, if on such Distribution Date the current weighted average Senior Mezzanine and Subordinate Percentage for the Certificates is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates on or prior to the Distribution Date in May 2006 and the above delinquency and loss tests are met, then the Group 1 Senior Prepayment Percentage for such Distribution Date will equal the Group 1 Senior Percentage plus 50% of the Group 1 Senior Mezzanine and Subordinate Percentage.

      Notwithstanding the foregoing, if on any Distribution Date the Group 1 Senior Percentage exceeds the Group 1 Senior Percentage as of the Closing Date, the Group 1 Senior Prepayment Percentage for such Distribution Date will equal 100%. On the Distribution Date on which the Current Principal Amounts of the Group 1 Senior Certificates are reduced to zero, the Group 1 Senior Prepayment Percentage shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero.

      Group 2 Senior Prepayment Percentage: On any Distribution Date occurring during the periods set forth below, as follows:

Period (dates inclusive)                 Group 2 Senior Prepayment Percentage
--------------------------------------------------------------------------------
June 19, 2003 - May 19, 2013             100%

June 19, 2013 - May 19, 2014             Group 2 Senior  Percentage  plus 70% of
                                         the  Group  2  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2014 - May 19, 2015             Group 2 Senior  Percentage  plus 60% of
                                         the  Group  2  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2015 - May 19, 2016             Group 2 Senior  Percentage  plus 40% of
                                         the  Group  2  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2016 - May 19, 2017             Group 2 Senior  Percentage  plus 20% of
                                         the  Group  2  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2017 and thereafter             Group 2 Senior Percentage

      In addition, no reduction of the Group 2 Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2013 and May 2014, (b) 35% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2014 and May 2015, (c) 40% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2015 and May 2016, (d) 45% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2016 and May 2017, and (e) 50% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs during or after June 2017.

      In addition, if the current weighted average Senior Mezzanine and Subordinate Percentage is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine Certificates and Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the Original Senior Mezzanine and Subordinate Principal Balance and (ii) after the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans do not exceed 30% of the Original Senior Mezzanine and Subordinate Principal Balance, then, in each case, the Group 2 Senior Prepayment Percentage for such Distribution Date will equal the Group 2 Senior Percentage; provided, however, if the current weighted average Senior Mezzanine and Subordinate Percentage for the Certificates is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates prior to the Distribution Date in May 2006 and the above delinquency and loss tests are met, then the Group 2 Senior Prepayment Percentage for such Distribution Date will equal the Group 2 Senior Percentage plus 50% of the Group 2 Senior Mezzanine and Subordinate Percentage.

      Notwithstanding the foregoing, if on any Distribution Date the Group 2 Senior Percentage exceeds the Group 2 Senior Percentage as of the Closing Date, the Group 2 Senior Prepayment Percentage for such Distribution Date will equal 100%. On the Distribution Date on which the Current Principal Amounts of the Group 2 Senior Certificates are reduced to zero, the Group 2 Senior Prepayment Percentage shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero.

      Group 3 Senior Prepayment Percentage: On any Distribution Date occurring during the periods set forth below, as follows:

Period (dates inclusive)                 Group 3 Senior Prepayment Percentage
--------------------------------------------------------------------------------
June 19, 2003 - May 19, 2013             100%

June 19, 2013 - May 19, 2014             Group 3 Senior  Percentage  plus 70% of
                                         the  Group  3  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2014 - May 19, 2015             Group 3 Senior  Percentage  plus 60% of
                                         the  Group  3  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2015 - May 19, 2016             Group 3 Senior  Percentage  plus 40% of
                                         the  Group  3  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2016 - May 19, 2017             Group 3 Senior  Percentage  plus 20% of
                                         the  Group  3  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2017 and thereafter             Group 3 Senior Percentage

      In addition, no reduction of the Group 3 Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2013 and May 2014, (b) 35% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2014 and May 2015, (c) 40% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2015 and May 2016, (d) 45% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2016 and May 2017, and (e) 50% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs during or after June 2017.

      In addition, if the current weighted average Senior Mezzanine and Subordinate Percentage is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine Certificates and Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the Original Senior Mezzanine and Subordinate Principal Balance and (ii) after the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans do not exceed 30% of the Original Senior Mezzanine and Subordinate Principal Balance, then, in each case, the Group 3 Senior Prepayment Percentage for such Distribution Date will equal the Group 3 Senior Percentage; provided, however, if the current weighted average Senior Mezzanine and Subordinate Percentage for the Certificates is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates prior to the Distribution Date in May 2006 and the above delinquency and loss tests are met, then the Group 3 Senior Prepayment Percentage for such Distribution Date will equal the Group 3 Senior Percentage plus 50% of the Group 3 Senior Mezzanine and Subordinate Percentage.

      Notwithstanding the foregoing, if on any Distribution Date the Group 3 Senior Percentage exceeds the Group 3 Senior Percentage as of the Closing Date, the Group 3 Senior Prepayment Percentage for such Distribution Date will equal 100%. On the Distribution Date on which the Current Principal Amounts of the Group 3 Senior Certificates are reduced to zero, the Group 3 Senior Prepayment Percentage shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero.

      Group 4 Senior Prepayment Percentage: On any Distribution Date occurring during the periods set forth below, as follows:

Period (dates inclusive)                 Group 4 Senior Prepayment Percentage
--------------------------------------------------------------------------------
June 19, 2003 - May 19, 2013             100%

June 19, 2013 - May 19, 2014             Group 4 Senior  Percentage  plus 70% of
                                         the  Group  4  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2014 - May 19, 2015             Group 4 Senior  Percentage  plus 60% of
                                         the  Group  4  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2015 - May 19, 2016             Group 4 Senior  Percentage  plus 40% of
                                         the  Group  4  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2016 - May 19, 2017             Group 4 Senior  Percentage  plus 20% of
                                         the  Group  4  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2017 and thereafter             Group 4 Senior Percentage

      In addition, no reduction of the Group 4 Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2013 and May 2014, (b) 35% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2014 and May 2015, (c) 40% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2015 and May 2016, (d) 45% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2016 and May 2017, and (e) 50% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs during or after June 2017.

      In addition, if the current weighted average Senior Mezzanine and Subordinate Percentage is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine Certificates and Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the Original Senior Mezzanine and Subordinate Principal Balance and (ii) after the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans do not exceed 30% of the Original Senior Mezzanine and Subordinate Principal Balance, then, in each case, the Group 4 Senior Prepayment Percentage for such Distribution Date will equal the Group 4 Senior Percentage; provided, however, if the current weighted average Senior Mezzanine and Subordinate Percentage for the Certificates is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates prior to the Distribution Date in May 2006 and the above delinquency and loss tests are met, then the Group 4 Senior Prepayment Percentage for such Distribution Date will equal the Group 4 Senior Percentage plus 50% of the Group 4 Senior Mezzanine and Subordinate Percentage.

      Notwithstanding the foregoing, if on any Distribution Date the Group 4 Senior Percentage exceeds the Group 4 Senior Percentage as of the Closing Date, the Group 4 Senior Prepayment Percentage for such Distribution Date will equal 100%. On the Distribution Date on which the Current Principal Amounts of the Group 4 Senior Certificates are reduced to zero, the Group 4 Senior Prepayment Percentage shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero.

      Group 5 Senior Prepayment Percentage: On any Distribution Date occurring during the periods set forth below, as follows:

Period (dates inclusive)                 Group 5 Senior Prepayment Percentage
--------------------------------------------------------------------------------
June 19, 2003 - May 19, 2013             100%

June 19, 2013 - May 19, 2014             Group 5 Senior  Percentage  plus 70% of
                                         the  Group  5  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2014 - May 19, 2015             Group 5 Senior  Percentage  plus 60% of
                                         the  Group  5  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2015 - May 19, 2016             Group 5 Senior  Percentage  plus 40% of
                                         the  Group  5  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2016 - May 19, 2017             Group 5 Senior  Percentage  plus 20% of
                                         the  Group  5  Senior   Mezzanine   and
                                         Subordinate Percentage

June 19, 2017 and thereafter             Group 5 Senior Percentage

      In addition, no reduction of the Group 5 Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2013 and May 2014, (b) 35% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2014 and May 2015, (c) 40% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2015 and May 2016, (d) 45% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2016 and May 2017, and (e) 50% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs during or after June 2017.

      In addition, if the current weighted average Senior Mezzanine and Subordinate Percentage is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine Certificates and Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the

Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the Original Senior Mezzanine and Subordinate Principal Balance and (ii) after the Distribution Date in May 2006 cumulative Realized Losses on the Mortgage Loans do not exceed 30% of the Original Senior Mezzanine and Subordinate Principal Balance, then, in each case, the Group 5 Senior Prepayment Percentage for such Distribution Date will equal the Group 5 Senior Percentage; provided, however, if the current weighted average Senior Mezzanine and Subordinate Percentage for the Certificates is equal to or greater than two times the initial weighted average Senior Mezzanine and Subordinate Percentage for the Certificates prior to the Distribution Date in May 2006 and the above delinquency and loss tests are met, then the Group 5 Senior Prepayment Percentage for such Distribution Date will equal the Group 5 Senior Percentage plus 50% of the Group 5 Senior Mezzanine and Subordinate Percentage.

      Notwithstanding the foregoing, if on any Distribution Date the Group 5 Senior Percentage exceeds the Group 5 Senior Percentage as of the Closing Date, the Group 5 Senior Prepayment Percentage for such Distribution Date will equal 100%. On the Distribution Date on which the Current Principal Amounts of the Group 5 Senior Certificates are reduced to zero, the Group 5 Senior Prepayment Percentage shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero.

      Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller, the Master Servicer or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

      HomeBanc: HomeBanc Mortgage Corporation, or its successor in interest.

      Indemnified Persons: The Trustee, the Master Servicer, the Custodian and the Securities Administrator and its officers, directors, agents and employees and any separate co-trustee and its officers, directors, agents and employees.

      Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Seller or the Master Servicer and of any Affiliate of the Seller or the Master Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Affiliate of the Seller or the Master Servicer and (c) is not connected with the Seller or the Master Servicer or any Affiliate of the Seller or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Index: The index, if any, specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

      Individual Certificate: Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

      Initial Certification: The certification substantially in the form of Exhibit One to the Custodial Agreement.

      Initial Mortgage Loan: A mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the applicable Mortgage Loan Schedule, including a mortgage loan the property securing which has become an REO Property.

      Institutional Accredited Investor: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

      Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

      Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy covering any Mortgage Loan or Mortgaged Property, other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument, and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses.

      Interest Accrual Period: With respect to each Distribution Date, for each Class of Certificates (other than the Adjustable Rate Certificates and the Class X-1 Certificates), the calendar month preceding the month in which such Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates and Class X-1 Certificates, the period commencing on the 19th day of the preceding calendar month (or in the case of the first Distribution Date, the Closing Date), to the 18th day of the month of that Distribution Date.

      Interest Adjustment Date: With respect to a Mortgage Loan, the date, if any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

      Interest Determination Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

      Interest Only Certificates:  The Class X-1 Certificates.

      Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

      (a) Partial Principal Prepayments received during the relevant Prepayment
Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

      (b) Principal Prepayments in full received during the relevant Prepayment
Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

      (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act or similar state laws.

      Interim Certification: The certification substantially in the form of Exhibit Two to the Custodial Agreement.

      Investment Letter: The letter to be furnished by each Institutional Accredited Investor which purchases any of the Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

      LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

      LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England and New York City are required or authorized to by law to be closed.

      Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the related Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

      Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the Master Servicer or the related Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

      Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the related Servicer, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with the liquidation of a Mortgage Loan.

      Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

      Loan Group: Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5, as applicable.

      Loan Group 1: The group of Mortgage Loans designated as belonging to Loan Group 1 on the applicable Mortgage Loan Schedule.

      Loan Group 2: The group of Mortgage Loans designated as belonging to Loan Group 2 on the applicable Mortgage Loan Schedule.
      Loan Group 3: The group of Mortgage Loans designated as belonging to Loan Group 3 on the applicable Mortgage Loan Schedule.

      Loan Group 4: The group of Mortgage Loans designated as belonging to Loan Group 4 on the applicable Mortgage Loan Schedule.

      Loan Group 5: The group of Mortgage Loans designated as belonging to Loan Group 5 on the applicable Mortgage Loan Schedule.

      Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

      Loss Allocation Limitation: The meaning specified in Section 6.02(c) hereof.

      Lost Notes: The original Mortgage Notes that have been lost, as indicated on the applicable Mortgage Loan Schedule.

      Master Servicer: As of the Closing Date, Wells Fargo Bank Minnesota, National Association and, thereafter, its respective successors in interest who meet the qualifications of the Servicing Agreements and this Agreement.

      Margin: With respect to the Class A-1 Certificates, initially 0.37% per annum, and starting on the first Distribution Date after the first possible Optional Termination Date and thereafter, 0.74% per annum. With respect to the Class A-3 Certificates, initially 0.42% per annum, and starting on the first Distribution Date after the first possible Optional Termination Date and thereafter, 0.84% per annum. With respect to the Class A-3M Certificates, initially 0.75% per annum, and starting on the first Distribution Date after the first possible Optional Termination Date and thereafter, 1.50% per annum. With respect to the Class M Certificates, initially 0.80% per annum, and starting on the first Distribution Date after the first possible Optional Termination Date and thereafter, 1.20% per annum. With respect to the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, initially 1.00% per annum, and starting on the first Distribution Date after the first possible Optional Termination Date and thereafter, 1.50% per annum.

      Market Street: Market Street Mortgage Corporation or its successor in interest.

      Master Servicer: As of the Closing Date, Wells Fargo Bank Minnesota, National Association and, thereafter, its respective successors in interest who meet the qualifications of a successor Master Servicer as set forth in this Agreement.

      Master Servicing Compensation:  The meaning specified in Section 3.14.

      Master Servicing Fee:  The meaning specified in Section 3.14.

      Master Servicing Fee Rate:  For each Mortgage Loan, 0.0025% per annum.

      Maximum Lifetime Mortgage Rate: The maximum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS(R) System: The system of recording transfers of Mortgages electrically maintained by MERS.

      MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

      Minimum Lifetime Mortgage Rate: The minimum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

      MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly Advance: An advance of principal or interest required to be made by a Servicer pursuant to the related Servicing Agreement or the Master Servicer pursuant to Section 6.05.

      Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note, or in the case of an REO Property, would otherwise have been payable under the related Mortgage Note.

      Moody's:  Moody's Investors Service, Inc. or its successor in interest.

      Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be.

      Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the applicable Mortgage Loan Schedule.

      Mortgage Loan: A mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01, Section 2.04 or Section 2.07 and held as a part of the Trust Fund, as identified in the applicable Mortgage Loan Schedule, including a mortgage loan the property securing which has become an REO Property.

      Mortgage Loan Accrued Interest: With respect to each Negative Amortization Loan and each Due Date, the aggregate amount of interest accrued at the Mortgage Interest Rate in respect of such Mortgage Loan since the preceding Due Date (or in the case of the initial Due Date, since the Cut-off Date or the Subsequent Cut-off Date, as the case may be) to but not including such Due Date with respect to which the Mortgage Loan Accrued Interest is being calculated in accordance with the terms of such Mortgage Loan, after giving effect to any previous Principal Prepayments, Deficient Valuation or Debt Service Reduction in respect of such Negative Amortization Loan.

      Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of May 30, 2003, between EMC, as seller, and Structured Asset Mortgage Investments Inc., as purchaser, and all amendments thereof and supplements thereto, attached hereto as Exhibit J.

      Mortgage Loan Schedule: The schedule attached hereto as Exhibit B with respect to the Initial Mortgage Loans, and the schedule attached as Exhibit I to the related Subsequent Transfer Instrument with respect to the related Subsequent Mortgage Loans, each and as amended from time to time to reflect the repurchase or substitution of Mortgage Loans or Subsequent Mortgage Loans pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be.

      Mortgage Loan Seller: EMC Mortgage Corporation, as mortgage loan seller under the Mortgage Loan Purchase Agreement and the Subsequent Mortgage Loan Purchase Agreement, as the case may be.

      Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

      Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

      Mortgagor:  The obligor on a Mortgage Note.

      Negative Amortization Loan: Any Mortgage Loan providing for negative amortization, as indicated in the related Mortgage Loan Schedule.

      Net Interest Shortfall: With respect to any Distribution Date, the Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

      Net Liquidation Proceeds: As to any Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to a Servicer in accordance with the related Servicing Agreement or this Agreement and (ii) unreimbursed advances by the related Servicer and Monthly Advances made with respect to such Mortgage Loan and the related Mortgaged Property.

      Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate in effect from time to time less the related Servicing Fee Rate and the Master Servicing Fee.

      New York Mortgage: The New York Mortgage Company, LLC or its successor in interest.

      Nonrecoverable Advance: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Master Servicer, the Trustee (as successor Master Servicer) or the related Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Trustee or the related Servicer, as the case may be, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee (as successor Master Servicer) or the related Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made.

      Notional Amount: The Notional Amount of the Class X-1 Certificates is equal to the sum of the Notional Amounts of Component 1X, Component 3X, Component 4X, Component 5X and Component 6X. On any Distribution Date, the Notional Amount of Component 1X of the Class X-1 Certificates is equal to the Current Principal Amount of the Class A-1 Certificates. On any Distribution Date, the Notional Amount of Component 3X of the Class X-1 Certificates is equal to the Current Principal Amount of the Class A-3 Certificates and Class A-3M Certificates. On any Distribution Date, the Notional Amount of Component 4X of the Class X-1 Certificates is equal to the Current Principal Amount of the Class A-4 Certificates. On any Distribution Date, the Notional Amount of Component 5X of the Class X-1 Certificates is equal to the Current Principal Amount of the Class A-5 Certificates. On any Distribution Date, the Notional Amount of Component 6X of the Class X-1 Certificates is equal to the aggregate Current Principal Amounts of the Class M Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates.

      Offered   Certificate:   Any  Senior   Certificate,   Senior   Mezzanine
Certificate or Offered Subordinate Certificate.

      Offered Subordinate Certificates: The Class B-1, Class B-2 and Class B-3 Certificates.

      Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer or the Seller, as applicable, and delivered to the Trustee, as required by this Agreement.

      One-Year LIBOR: A per annum rate equal to the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal.

      One-Year MTA: A per annum rate equal to the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)," determined by averaging the monthly yields for the most recently available twelve months.

      Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for EMC, the Master Servicer or the Seller.

      Optional Termination Date: Any Distribution Date on or after which the Scheduled Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than or equal to 10% of the sum of (i) the Cut-off Date Balance, (ii) the Group 1 Pre-Funded Amount and
(iii) the Group 2 Pre-Funded Amount.

      Original  Senior  Mezzanine  and  Subordinate   Principal  Balance:  The
aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates as of the Closing Date.

      Original Value: The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except if either clause (i) or clause (ii) is unavailable, then the other may be used to determine the Original Value, or if both clauses (i) and (ii) are unavailable, then Original Value may be determined from other sources reasonably acceptable to the Seller.

      Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

      Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor (including accrued and unpaid interest thereon to the extent such interest constitutes Deferred Interest and has been added to the principal balance of such Mortgage Loan), or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund (including accrued and unpaid interest thereon to the extent such interest constitutes Deferred Interest and has been added to the principal balance of such Mortgage Loan) less any Net Liquidation Proceeds with respect thereto to the extent applied to principal.

      Pass-Through Rate: As to each Class of Certificates and the REMIC I Regular Interests and the REMIC II Regular Interests, the rate of interest determined as provided with respect thereto, in Section 5.01(c). Any monthly calculation of interest at a stated rate shall be based upon annual interest at such rate divided by twelve.

      Paying Agent: Wells Fargo Bank Minnesota, National Association, or any successor paying agent appointed hereunder.

      Periodic Rate Cap: With respect to each Mortgage Loan, the maximum adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

      Permitted Investments: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders:

            (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company (including the Master Servicer or Trustee, or an Affiliate thereof, each acting in its commercial banking capacity); provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is S&P, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is S&P and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of S&P if S&P is the Rating Agency;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Moody's and S&P in their highest short-term ratings available; provided that such commercial paper shall have a remaining maturity of not more than 30 days; and

            (v) a money market fund or a qualified investment fund rated by Moody's in its highest long-term ratings available and rated AAAm or AAAm-G by Standard & Poor's, including any such funds for which the Trustee or the Master Servicer or any Affiliate thereof serves as an investment advisor, manager, administrator, shareholder, servicing agent, and/or custodian or sub-custodian;

provided, however, that no instrument shall be a Permitted Investment if it represents either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

      Permitted Transferee: Any Person other than a Disqualified Organization or an "electing large partnership" (as defined by Section 775 of the Code).

      Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Physical  Certificates:   The  Residual  Certificates  and  the  Private
Certificates.

      Pre-Funding Period: The period from the Closing Date until the earliest of
(i) the date on which the amount on deposit in the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account (exclusive of investment income) is reduced to zero or (ii) August 27, 2003.

      Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

      Prepayment Period: With respect to any Mortgage Loan and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

      Primary Mortgage Insurance Policy: A policy underwriting primary mortgage insurance.

      Principal Prepayment: Any payment (whether partial or full) or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and the purchase price in connection with any purchase of a Mortgage Loan, any cash deposit in connection with the substitution of a Mortgage Loan, but excluding Liquidation Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

      Private   Certificates:   Any  Class  B-4,   Class  B-5  and  Class  B-6
Certificate.

      Protected Account: An account or accounts established and maintained for the benefit of Certificateholders by each Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the related Servicing Agreement.

      QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

      Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as its claims-paying ability is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

      Rating Agencies:  S&P and Moody's.

      Realized Loss: With respect to (i) a Mortgage Loan, a Bankruptcy Loss, and
(ii) a Liquidated Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon (to the extent such interest does not constitute Deferred Interest that has been added to the principal balance of such Mortgage Loan) at the Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the related Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan. As to any Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, then "Realized Loss" is the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

      Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Adjustable Rate Certificates), the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates, the 18th day of the month of such Distribution Date.

      Reinvestment Agreements: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

      Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

      Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act or similar state laws.

      REMIC: A real estate mortgage investment conduit, as defined in the Code.

      REMIC I: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) the Mortgage Loans, (ii) the Protected Accounts, (iii) any REO Property relating to the Mortgage Loans, (iv) the rights with respect to the Servicing Agreements, (v) the rights with respect to the Assignment Agreements, (vi) such funds or assets as from time to time are deposited in the Distribution Account and belonging to the Trust Fund (exclusive of the Group 1 Pre-Funding Account, the Group 2 Pre-Funding Account, the Group 1 Interest Coverage Account, the Group 2 Interest Coverage Account and the Carryover Shortfall Reserve Fund) and (vii) any proceeds of the foregoing.

      REMIC I Interests: The REMIC I Regular Interests and the Class R-I Certificates.

      REMIC I Regular Interests: The REMIC I Regular Interests, with such terms as described in Section 5.01(c).

      REMIC II: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC I Regular Interests.

      REMIC II Interests: The REMIC II Regular Interests and the Class R-II Certificates.

      REMIC II Regular Interests: The REMIC II Regular Interests, with such terms as described in Section 5.01(c).

      REMIC III: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC II Regular Interests.

      REMIC III Interests: The REMIC III Regular Certificates and the Class R-III Certificates.

      REMIC III Regular Certificates: The REMIC III Regular Interests, with such terms as described in Section 5.01(c).

      REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any REMIC or (iii) constitute a taxable contribution to any REMIC after the Startup Day.

      REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Property: A Mortgaged Property acquired in the name of the Trustee, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or Article II or Section 3.21 of this Agreement, an amount equal to the sum of (i) (A) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of the acquisition), plus (B) accrued but unpaid interest on the Outstanding Principal Balance of such Mortgage Loan at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, and reduced by (C) any portion of the Master Servicing Compensation, Servicing Fee and Monthly Advances relating to such Mortgage Loan and advances payable to the purchaser of such Mortgage Loan, and (ii) any costs and damages incurred by the Trust in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws.

      Request for Release: A request for release in the form attached hereto as Exhibit D.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

      Residual Certificates:  Any of the Class R Certificates.

      Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and any other officer of the Trustee to whom a matter arising hereunder may be referred.

      Rule 144A: Rule 144A promulgated under the Securities Act.

      Rule 144A Certificate: The certificate to be furnished by each purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

      Six-Month LIBOR: A per annum rate equal to the average of interbank offered rates for six-month U.S. dollar denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal.

      S&P: Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

      Scheduled Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

      Scheduled Principal:  The principal portion of any Scheduled Payment.

      Scheduled Principal Balance: With respect to any Mortgage Loan on any Distribution Date, (i) the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (i.e., taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) plus (ii) any Deferred Interest added to the principal balance of such Mortgage Loan pursuant to the terms of the related Mortgage Note, and less (iii) any Principal Prepayments (including the principal portion of Net Liquidation Proceeds) received during or prior to the related Prepayment Period; provided that the Scheduled Principal Balance of a Liquidated Mortgage Loan is zero.

      Securities Act:  The Securities Act of 1933, as amended.

      Securities   Administrator:   Wells  Fargo  Bank   Minnesota,   National
Association, or its successor in interest, or any successor securities administrator appointed as herein provided.

      Securities Legend: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER

HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.07 OF THE AGREEMENT OR ANY OPINION OR COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR AND THE SECURITIES ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SELLER, ANY SERVICER OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT."

      Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

      Seller:   Structured  Asset  Mortgage   Investments   Inc.,  a  Delaware
corporation, or its successors in interest.

      Senior Certificates: The Group 1 Senior Certificates, the Group 2 Senior Certificates, the Group 3 Senior Certificates, the Group 4 Senior Certificates, the Group 5 Senior Certificates, the Class X-1 Certificates and the Residual Certificates.

      Senior Mezzanine Certificates:  The Class M Certificates.

      Senior Mezzanine Certificate Writedown Amount: As to any Distribution Date on or after which the aggregate Current Principal Amount of the Subordinate Certificates has been reduced to zero, the amount by which (a) the sum of the Current Principal Amounts of all of the Certificates (after giving effect to the distribution of principal and the allocation of applicable Realized Losses in reduction of the Current Principal Amounts of such Certificates on such Distribution Date) exceeds (b) the aggregate Scheduled Principal Balance of the Mortgage Loans on the Due Date related to such Distribution Date.

      Senior Mezzanine Loss and Delinquency Test: On any Distribution Date, the Senior Mezzanine Loss and Delinquency Test is satisfied if, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2013 and May 2014, (b) 35% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2014 and May 2015,
(c) 40% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2015 and May 2016, (d) 45% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs between and including June 2016 and May 2017, and (e) 50% of the Original Senior Mezzanine and Subordinate Principal Balance if such Distribution Date occurs during or after June 19, 2017.

      Senior Mezzanine and Subordinate Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, without duplication, of the following for the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans (but in no event greater than the aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates immediately prior to such Distribution Date):

            (i) the applicable Senior Mezzanine and Subordinate Percentage of the principal portion of all Monthly Payments due on each Outstanding Mortgage Loan in the related Loan Group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

            (ii) the applicable Senior Mezzanine and Subordinate Prepayment Percentage of each Principal Prepayment in part received during the related Prepayment Period with respect to each Mortgage Loan in the related Loan Group and the applicable Senior

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

      Mezzanine and Subordinate Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group that was the subject of a Principal Prepayment in full during the related Prepayment Period;

            (iii) the excess, if any, of (A) all Net Liquidation Proceeds with respect to the Mortgage Loans allocable to principal received during the related Prepayment Period in respect of each Liquidated Mortgage Loan in the related Loan Group over (B) the sum of the amounts distributable pursuant to clause (iv) of the related definition of Senior Optimal Principal Amount;

            (iv) the applicable Senior Mezzanine and Subordinate Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan or related REO Property in the related Loan Group which was repurchased with respect to such Distribution Date and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan that has been replaced with a Substitute Mortgage Loan pursuant to Section 2.04 of this Agreement the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be, with respect to such Distribution Date over the Scheduled Principal Balance of such Substitute Mortgage Loan; and

            (v) on the Distribution Date on which the Current Principal Amounts of the Senior Certificates (other than the Interest Only Certificates) have all been reduced to zero, 100% of any applicable Senior Optimal Principal Amount.

            After the aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates has been reduced to zero, the Senior Mezzanine and Subordinate Optimal Principal Amount shall be zero.

      Senior Mezzanine and Subordinate Percentage: The Group 1, Group 2, Group 3, Group 4 or Group 5 Senior Mezzanine and Subordinate Percentage.

      Senior Mezzanine and Subordinate Prepayment Percentage: The Group 1, Group 2, Group 3, Group 4 or Group 5 Senior Mezzanine and Subordinate Prepayment Percentage.

      Senior Optimal Principal Amount: Group 1 Senior Optimal Principal Amount, Group 2 Senior Optimal Principal Amount, Group 3 Senior Optimal Principal Amount, Group 4 Senior Optimal Principal Amount or Group 5 Senior Optimal Principal Amount.

      Senior Percentage: The Group 1 Senior Percentage, Group 2 Senior Percentage, Group 3 Senior Percentage, Group 4 Senior Percentage or Group 5 Senior Percentage.

      Senior Prepayment Percentage: The Group 1 Senior Prepayment Percentage, Group 2 Senior Prepayment Percentage, Group 3 Senior Prepayment Percentage, Group 4 Senior Prepayment Percentage or Group 5 Senior Prepayment Percentage.

      Servicer:   With  respect  to  each  Mortgage  Loan,  any  of  Alliance,
Countrywide,   GMAC  and  SouthTrust,   as  applicable   under  the  Servicing
Agreements.

      Servicer Remittance Date: With respect to each Mortgage Loan, the 18th day of each month, or if such day is not a Business Day, the preceding Business Day.

      Servicing Agreement(s): The Alliance Subservicing Agreement, the GMAC Servicing Agreement, the Alliance Servicing Agreement, the Countrywide Servicing Agreement and/or the SouthTrust Servicing Agreement, as applicable.

      Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs and (ii) the applicable Servicing Fee Rate.

      Servicing Fee Rate: As to any Mortgage Loan, a per annum rate as set forth in the Mortgage Loan Schedule.

      Servicing Officer:  As defined in the related Servicing Agreement.

      SouthStar: SouthStar Funding LLC or HomeStar Mortgage Services, LLC or their respective successors in interest.

      SouthStar Loans: Such Mortgage Loans that were purchased by EMC from SouthStar on a servicing retained basis.

      SouthStar Underwriting Guidelines: The underwriting guidelines established by SouthStar and in accordance with which the SouthStar Loans were originated.

      SouthTrust: SouthTrust Mortgage Corporation or its successor in interest.

      SouthTrust Servicing Agreement: That certain Purchase, Warranties and Servicing Agreement, dated as of November 1, 2002, between SouthTrust and EMC, as amended pursuant to that certain Amendment No. 1, dated as of December 30, 002, between SouthTrust and EMC, collectively as attached hereto as Exhibit H-2.

      Startup Day:  May 30, 2003.

      Subordinate Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

      Subordinate Certificate Writedown Amount: As to any Distribution Date, the amount by which (a) the sum of the Current Principal Amounts of all of the Certificates (after giving effect to the distribution of principal and the allocation of applicable Realized Losses in reduction of the Current Principal Amounts of such Certificates on such Distribution Date) exceeds (b) the aggregate Scheduled Principal Balances of the Mortgage Loans on the Due Date related to such Distribution Date.

      Subsequent Cut-off Date: With respect to those Subsequent Mortgage Loans sold to the Trust Fund pursuant to a Subsequent Transfer Instrument, the later of (i) the first day of the

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

month in which the related Subsequent Transfer Date occurs or (ii) the date of origination of such Mortgage Loan.

      Subsequent Mortgage Loans: The Group 1 Mortgage Loans and Group 2 Mortgage Loans which will be acquired by the Trust during the Pre-Funding Period with amounts on deposit in the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account, respectively.

      Subsequent Mortgage Loan Purchase Agreement: The agreement between EMC, as seller, and Structured Asset Mortgage Investments Inc., as purchaser, and all amendments thereof and supplements thereto, regarding the transfer of the Subsequent Mortgage Loans by EMC to Structured Asset Mortgage Investments Inc.

      Subsequent Transfer Date: With respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust Fund.

      Subsequent Transfer Instrument: Each Subsequent Transfer Instrument, dated as of a Subsequent Transfer Date, executed by the Trustee at the written direction of the Seller substantially in the form attached hereto as Exhibit K, by which Subsequent Mortgage Loans are transferred to the Trust Fund.

      Substitute Mortgage Loan: A mortgage loan tendered to the Trustee pursuant to a Servicing Agreement, the Mortgage Loan Purchase Agreement, a Subsequent Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted; and (viii) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and has a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan.

      Tax Administration and Tax Matters Person: The Securities Administrator or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the Tax Matters Person. The Holder of each Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section 9.12 hereof.

      Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

      Trustee: JPMorgan Chase Bank, or its successor in interest, or any successor trustee appointed as herein provided.

      Uncertificated Principal Balance: With respect to any REMIC I Regular Interest or REMIC II Regular Interest as of any Distribution Date, the initial principal amount of such Regular Interest, reduced by (i) all amounts distributed on previous Distribution Dates on such Regular Interest with respect to principal, (ii) the principal portion of all Realized Losses allocated prior to such Distribution Date to such Regular Interest, taking account of the Loss Allocation Limitation and (iii) in the case of a REMIC II Regular Interest for which the Corresponding Certificate is a Senior Mezzanine Certificate or a Subordinate Certificate, such Regular Interest's pro rata share, if any, of the applicable Senior Mezzanine Certificate Writedown Amount or Subordinate Certificate Writedown Amount allocated to such Corresponding Certificate for previous Distribution Dates.

      Underlying Seller: With respect to each Mortgage Loan, HomeBanc, BancMortgage, SouthTrust, Market Street, First Horizon, Countrywide, GMAC, Alliance, New York Mortgage or SouthStar, as indicated on the applicable Mortgage Loan Schedule.

      Uninsured Cause: Any cause of damage to a Mortgaged Property or related REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to the related Servicing Agreement, without regard to whether or not such policy is maintained.

      United States Person: A citizen or individual resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership, either directly or through any entity that is not a corporation for United States federal income tax purposes, are United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more such United States Persons have the authority to control all substantial decisions of such trust or if the Trust was in existence on August 20, 1996 and properly elected to continue to be treated as such a United States Person.

      Section 1.02.     Calculation of LIBOR.

      LIBOR applicable to the calculation of the Pass-Through Rate on the Adjustable Rate Certificates for any Interest Accrual Period will be determined on each Interest Determination Date. On each Interest Determination Date, LIBOR shall be established by the Securities Administrator and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such Interest Determination Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator) as of 11:00 a.m., London time, on the Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Current Principal Amount of the Adjustable Rate Certificates then outstanding. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the nearest whole multiple of 0.03125%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Current Principal Amount of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Securities Administrator on any Interest Determination Date and the Securities Administrator's subsequent calculation of the Pass-Through Rate applicable to the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. Promptly following each Interest Determination Date, the Securities Administrator shall supply the Master Servicer with the results of its determination of LIBOR on such date.

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

                                   ARTICLE II
                          Conveyance of Mortgage Loans;
                        Original Issuance of Certificates

      Section 2.01. Conveyance of Mortgage Loans to Trustee. (a) The Seller, concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the applicable Mortgage Loan Schedule, including all interest and principal due with respect to the Initial Mortgage Loans or the Subsequent Mortgage Loans after the Cut-off Date or the related Subsequent Cut-off Date, as the case may be, but excluding any payments of principal and interest due on or prior to the Cut-off Date or the related Subsequent Cut-off Date, as the case may be; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Group 1 Pre-Funding Account, the Group 2 Pre-Funding Account, the Group 1 Interest Coverage Account, the Group 2 Interest Coverage Account and the Distribution Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the related Servicer in Protected Accounts and the Trustee in the Distribution Account for the benefit of the Trustee on behalf of the Certificateholders, (iv) any REO Property, (v) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto), (vi) the Mortgage Loan Purchase Agreement and the Subsequent Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03(a), (vii) the rights with respect to the Servicing Agreements as assigned to the Trustee on behalf of the Certificateholders by the Assignment Agreements, and (viii) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

      (b) In connection with the above sale, transfer and assignment, the Seller hereby deposits with the Trustee, or the Custodian, as its agent, as described in the Mortgage Loan Purchase Agreement, with respect to each Mortgage Loan, and as described in the Subsequent Mortgage Loan Purchase Agreement, with respect to each Subsequent Mortgage Loan, (i) the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit with indemnity, (ii) the original Security Instrument (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM
Loan), which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iii) unless the Mortgage Loan is registered on the MERS(R) System, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee," with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vii) originals of all assumption and modification agreements, if applicable and available; provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (y) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Seller, to such effect) the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) the Seller shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Underlying Seller and EMC Mortgage Corporation, between EMC Mortgage Corporation and the Seller, and between the Seller and the Trustee; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, and in the case of Subsequent Mortgage Loans which have been prepaid in full after the related Subsequent Cut-off Date and prior to the related Subsequent Transfer Date, the Seller, in lieu of delivering the above documents, may deliver to the Trustee or the Custodian, as its agent, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans or such Subsequent Mortgage Loans in the Distribution Account on the Closing Date or the related Subsequent Transfer Date, as the case may be. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Trustee or the Custodian, as its agent, promptly after they are received. The Seller shall cause, at its expense, the assignment of the related Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date or the Subsequent Transfer Date, as applicable, unless (1) such recordation is not required by the Rating Agencies,
(2) an Opinion of Counsel has been provided to the Trustee (with a copy to the Custodian) which states that recordation of such Security Instrument is not required to protect the interests of the Certificateholders in the related Mortgage Loans or (3) MERS is identified on the related Security Instrument or on a properly recorded assignment of such Security Instrument as mortgagee of record solely as nominee for Seller and its successors and assigns; provided, however, that each assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust or the Trustee, or the Custodian, as its agent, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller, (iv) the rating of The Bear Stearns Companies Inc. falls below Baa3, (v) the occurrence of a servicing transfer as described in Section 8.02 hereof, or (vi) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Notwithstanding the foregoing, if the Seller fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and the Trustee shall be reimbursed for such expenses by the Trust in accordance with Section 9.05.

      Section 2.02. Acceptance of Trust Fund by Trustee. (a) The Trustee acknowledges the sale, transfer and assignment of the Trust Fund to it by the Seller and receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that it holds, the documents (or certified copies thereof) delivered to it pursuant to Section 2.01, and declares that it will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, with respect to the Mortgage Loans, or the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, the Custodian shall acknowledge, with respect to each Mortgage Loan by an Initial Certification substantially in the form of Exhibit One to the Custodial Agreement, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or within 90 days of the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by the Custodian on its behalf (under the Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller and the Trustee an Interim Certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. In conducting such review, the Trustee or Custodian will ascertain whether all required documents have been executed and received, and based on the related Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the related Mortgage Loan Schedule. In performing any such review, the Trustee or the Custodian, as its agent, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B, or the Subsequent Mortgage Loans identified on Exhibit I to the related Subsequent Transfer Instrument, as the case may be, or to appear to be defective on its face, then the Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller. In accordance with the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans), the Mortgage Loan Seller shall correct or cure any such defect within ninety (90) days from the date of notice from the Trustee or the Custodian, as its agent, of the defect and, if the Mortgage Loan Seller fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee or the Custodian, as its agent, shall enforce the Mortgage Loan Seller's obligation pursuant to the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as applicable, within 90 days from the Trustee's or the Custodian's notification, to purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date or the Subsequent Transfer Date, as applicable. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Mortgage Loan Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

      (b) No later than 180 days after the Closing Date (or within 180 days of the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the Custodian thereof), the Trustee or the Custodian, as its agent, will review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Seller and the Trustee a Final Certification substantially in the form annexed as Exhibit Three to the Custodial Agreement. In conducting such review, the Trustee or the Custodian, as its agent, will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B, or the Subsequent Mortgage Loans identified on Exhibit I to the related Subsequent Transfer Instrument, as the case may be, or to appear defective on its face, the Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller (provided, however, that with respect to those documents described in subsection (b)(iv), (b)(v) and
(b)(vii) of Section 2.01, the Trustee's and the Custodian's obligations shall extend only to the documents actually delivered pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans), the Mortgage Loan Seller shall correct or cure any such defect or EMC shall deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Trustee of the defect and if the Mortgage Loan Seller is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, then the Trustee shall enforce the Mortgage Loan Seller's obligation under the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as applicable, to purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of the

Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date or the Subsequent Transfer Date, as applicable.

      (c) In the event that a Mortgage Loan is purchased by the Mortgage Loan Seller in accordance with Subsections 2.02(a) or (b) above, the Mortgage Loan Seller shall remit to the Paying Agent the Repurchase Price for deposit in the Distribution Account and the Mortgage Loan Seller shall provide to the Master Servicer, the Paying Agent and the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Distribution Account, the Seller shall notify the Trustee and the Trustee or the Custodian, as its agent (upon receipt of a Request for Release in the form of Exhibit D attached hereto with respect to such Mortgage Loan), shall release to the Mortgage Loan Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Mortgage Loan Seller as are necessary to vest in the Mortgage Loan Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Paying Agent. The Trustee shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Seller in a form agreed to between the Seller and the Trustee, to reflect such repurchase and shall promptly notify the Rating Agencies and the Master Servicer of such amendment. The obligation of the Mortgage Loan Seller to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

      Section 2.03. Assignment of Interest in the Mortgage Loan Purchase Agreement and the Subsequent Mortgage Loan Purchase Agreement. (a) The Seller hereby assigns to the Trustee, on behalf of the Certificateholders, all of its right, title and interest in the Mortgage Loan Purchase Agreement (and the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans), including but not limited to the Seller's rights and obligations pursuant to the Servicing Agreements (noting that the Mortgage Loan Seller has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the related Mortgage Loans of the related Servicer under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The obligations of the Mortgage Loan Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Seller shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement.

      (b) If the Seller, the Securities Administrator or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans), which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach

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

shall give prompt written notice of the breach to the other parties. The Mortgage Loan Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) or Section
2.04 of this Agreement, as applicable, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Mortgage Loan Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Mortgage Loan Seller, to the extent not required by law to be paid to the related borrower.) Any such purchase by the Mortgage Loan Seller shall be made by providing an amount equal to the Repurchase Price to the Paying Agent for deposit in the Distribution Account and written notification detailing the components of such Repurchase Price to the Trustee, the Paying Agent and the Master Servicer. The Seller shall notify the Trustee and submit to the Trustee or the Custodian, as its agent, a Request for Release in the form of Exhibit D attached hereto, and the Trustee shall release, or the Trustee shall cause the Custodian to release, to the Mortgage Loan Seller, the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Mortgage Loan Seller, without recourse, as are necessary to vest in the Mortgage Loan Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Trustee shall amend the related Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer and the Rating Agencies of such amendment. Enforcement of the obligation of the Mortgage Loan Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

      Section 2.04. Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) or Sections
2.02 or 2.03 of this Agreement, the Mortgage Loan Seller may, no later than the date by which such purchase by the Mortgage Loan Seller would otherwise be required, tender to the Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Mortgage Loan Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or this Agreement, as applicable; provided, however, that substitution pursuant to the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the breach of a Mortgage Loan representation or warranty would cause such Mortgage Loan to be other than a "qualified mortgage" as defined in Section

860G(a)(3) of the Code, then any such substitution must occur within 90 days from the date the breach was discovered. The Trustee or the Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Trustee or the Custodian, as its agent, shall notify the Mortgage Loan Seller in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Subsection 2.02(a). Within two Business Days after such notification, the Mortgage Loan Seller shall provide to the Paying Agent for deposit in the Distribution Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Mortgage Loan Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Mortgage Loan Seller. After such notification to the Mortgage Loan Seller and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Mortgage Loan Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Mortgage Loan Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Trustee or Custodian of a Request for Release for such Mortgage Loan), the Trustee (or the Custodian, as its agent) shall release to the Mortgage Loan Seller the Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) or Section 2.04 of this Agreement, as applicable, and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Mortgage Loan Seller title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) or
Section 2.04 of this Agreement, as applicable. The Mortgage Loan Seller shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date (or the related Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans) for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement (or the Subsequent Mortgage Loan Purchase Agreement, with respect to the Subsequent Mortgage Loans) shall be deemed to have been made by the Mortgage Loan Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee. The Master Servicer shall amend the related Mortgage Loan Schedule to reflect such substitution

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

and shall provide a copy of such amended Mortgage Loan Schedule to the Trustee and the Rating Agencies.

      Section 2.05. Issuance of Certificates. The Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and countersigned and delivered to the Seller, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Seller has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

      The Seller, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Seller in and to the REMIC I Regular Interests and the other assets of REMIC II for the benefit of the holders of the REMIC II Interests. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and the other assets of REMIC II and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC II Certificates.

      The Seller, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Seller in and to the REMIC II Regular Interests, and the other assets of REMIC III for the benefit of the holders of the REMIC III Certificates. The Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated) and the other assets of REMIC III and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC III Certificates.

      Section 2.06. Representations and Warranties Concerning the Seller. The Seller hereby represents and warrants to the Trustee, the Master Servicer and the Securities Administrator as follows:

            (i) the Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (ii) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (iii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the articles of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

            (v) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will, if determined adversely to the Seller, materially and adversely affect the Seller's ability to enter into this Agreement or perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

            (vii) immediately prior to the transfer and assignment thereof to the Trustee, each Mortgage Note and each Mortgage was not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the related Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

      Section 2.07.     Conveyance of the Subsequent Mortgage Loans.

      (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the Subsequent Transfer Dates to or upon the written order of the Seller of all or a portion of the balance of funds in the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account, the Seller shall, on any Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Trust Fund (but subject to the other terms and provisions of this Agreement) all of the right, title and interest of the Seller in and to (i) the Group 1 Subsequent Mortgage Loans and the Group 2 Subsequent Mortgage Loans, respectively, identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Seller on such Subsequent Transfer Date, (ii) all interest accruing

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

thereon on and after the Subsequent Cut-off Date and all collections in respect of interest and principal due after the Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to
Section 2.01 and the other items in the related Mortgage Files; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Trustee for deposit in the Group 1 mortgage pool and the Group 2 mortgage pool, respectively, by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Mortgage Loan Seller, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Trust Fund. The related Mortgage File for each Subsequent Mortgage Loan shall be delivered to the Trustee at least three (3) Business Days prior to the related Subsequent Transfer Date.

      All of the Subsequent Mortgage Loans shall be either Group 1 or Group 2 Mortgage Loans. No more than 38.19% of the Group 1 Subsequent Mortgage Loans shall be One-Month LIBOR adjustable-rate mortgage loans, and no more than 61.81% of the Group 1 Subsequent Mortgage Loans and 100% of Group 2 Subsequent Mortgage Loans shall be Six-Month LIBOR adjustable-rate mortgage loans.

      The purchase price paid by the Trustee from amounts released from the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account, shall be one-hundred percent (100%) of the aggregate Scheduled Principal Balance of the Group 1 Subsequent Mortgage Loans and the Group 2 Subsequent Mortgage Loans, respectively, so transferred (as identified on the Mortgage Loan Schedule provided by the Seller). This Agreement shall constitute a fixed-price purchase contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

      (b) The Seller shall transfer to the Trustee for deposit in the Group 1 mortgage pool and the Group 2 mortgage pool, respectively, the Group 1 Subsequent Mortgage Loans and the Group 2 Subsequent Mortgage Loans, respectively, and the other property and rights related thereto as described in paragraph (a) above, and the Trustee shall release funds from the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account, respectively, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

            (i) the Seller shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans, and the Mortgage Loan Seller shall cause to be delivered a computer file containing such Mortgage Loan Schedule to the Trustee at least three (3) Business Days prior to the related Subsequent Transfer Date;

            (ii) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, substantially in the form of Exhibit K, the Seller shall not be insolvent nor shall it have been rendered insolvent by such transfer nor shall it be aware of any pending insolvency;

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

            (iii) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

            (iv) the Pre-Funding Period shall not have terminated;

            (v) the Seller shall not have selected the Subsequent Mortgage Loans in a manner that it believed to be adverse to the interests of the Certificateholders; and

            (vi) the Seller shall have delivered to the Trustee a Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.07 and, pursuant to the Subsequent Transfer Instrument, assigned to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Seller, in, to and under the Subsequent Mortgage Loan Purchase Agreement, to the extent of the Subsequent Mortgage Loans.

      (c) Any conveyance of Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to, the following:

            (i) Each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Instrument;

            (ii) The Seller will not select such Subsequent Mortgage Loans in a manner that it believes to be adverse to the interests of the Certificateholders;

            (iii) The Seller will deliver certain Opinions of Counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans;

            (iv) As of the related Subsequent Cut-off Date, each such Subsequent Mortgage Loan will satisfy the following criteria:

                  (1) Such Subsequent Mortgage Loan may not be 30 or more days delinquent as of the last day of the month preceding the Subsequent Cut-off Date;

                  (2) The original term to stated maturity of such Subsequent
            Mortgage Loan will not be less than 180 months and will not exceed 360 months;

                  (3) Each Subsequent Mortgage Loan must be a One-Month LIBOR,
            Six-Month LIBOR or One-Year LIBOR adjustable rate Mortgage Loan with a first lien on the related Mortgaged Property;

                  (4) No Subsequent Mortgage Loan will have a first payment date occurring after September 1, 2003;

                  (5) The latest maturity date of any Subsequent Mortgage Loan will be no later than August 1, 2033;

                  (6) Such Subsequent Mortgage Loan will have a credit score of not less than 620;

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

                  (7) Such Subsequent Mortgage Loan will have a Gross Margin as of the related Subsequent Cut-Off Date ranging from approximately 1.25% per annum to approximately 2.875% per annum;

                  (8) Such Subsequent Mortgage Loan will have a Gross Lifecap as of the related Subsequent Cut-Off Date greater than 5%; and

                  (9) Such Subsequent Mortgage Loan shall, to the extent
            underwritten by HomeBanc or SouthStar, have been underwritten in accordance with HomeBanc's underwriting guidelines or SouthStar's underwriting guidelines, respectively;

      (d) As of the related Subsequent Cut-off Date, the Subsequent Mortgage Loans in the aggregate will satisfy the following criteria:

            (i) Have a weighted average Gross Margin ranging from 1.95% to 2.10% per annum;

            (ii) Have a weighted average credit score greater than 710;

            (iii) Have no less than 90% of the Mortgaged Properties be owner occupied;

            (iv) Have no less than 80% of the Mortgaged Properties be single family detached or planned unit developments;

            (v) Have no more than 40% of the Subsequent Mortgage Loans be cash-out refinance;

            (vi) Have all of such Subsequent Mortgage Loans with a Loan-to-Value Ratio greater than 80% be covered by a Primary Mortgage Insurance Policy;

            (vii) Have a weighted average Gross Lifecap greater than or equal to 8%; and

            (viii) Be acceptable to the Rating Agencies.

                                   ARTICLE III
                 Administration and Servicing of Mortgage Loans

      Section 3.01. Master Servicer. The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the related Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the related Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the related Servicer's and Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in Section 6.04 and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the related Servicer to the related Protected Account pursuant to the related Servicing Agreement.

      The Trustee shall furnish each Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable such Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property.

      The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

      The Trustee shall execute and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

      Section 3.02. REMIC-Related Covenants. For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Seller, the Servicers or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement, a Subsequent Mortgage Loan Purchase Agreement or
Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion. In addition, the Trustee shall comply with all of the requirements of Treasury Regulation ss. 1.860F-2(a)(2), including, without limitation, the requirement that each REMIC account for items of income and ownership of assets in a manner that respects the separate existence of each REMIC.

      Section 3.03. Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee and the Seller the compliance by the Servicers with their respective duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of such Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer's compliance with the terms of the related Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that such Servicer should be terminated in accordance with the related Servicing Agreement, or that a notice should be sent pursuant to the related Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

      (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the related Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

      (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to the related Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

      (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

      (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicers, if any, that it replaces.

      Section 3.04. Fidelity Bond. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The amount of coverage to be maintained by the Master Servicer with respect to the blanket fidelity bond policy shall be $50,000,000 per occurrence, and, with respect to the errors and omissions insurance policy, shall be $20,000,000 per occurrence.

      Section 3.05. Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit a Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC hereunder. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the related Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or

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otherwise liquidate Mortgaged Property, and to appear in, prosecute or defend any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the related Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or a Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, then the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

      Section 3.06. Due-on-Sale Clauses; Assumption Agreements. To the extent provided in the related Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the related Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the related Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the related Servicing Agreement.

      Section 3.07. Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, such Servicer will, if required under the related Servicing Agreement, promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Protected Account maintained by such Servicer pursuant to Section 4.01 or by such Servicer pursuant to the related Servicing Agreement have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to such Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the related Servicer, and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the related Servicer is authorized to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Protected Account.

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      (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the related Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the related Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of the related Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a Request for Release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to such Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the related Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee when the need therefor by such Servicer or the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the related Servicer or the Master Servicer.

      (c) The Master Servicer hereby covenants that it shall not alter the codes referenced in Section 4(c) of the Mortgage Loan Purchase Agreement or in Section 4(c) of the Subsequent Mortgage Loan Purchase Agreement with respect to any Mortgage Loan during the term of this Agreement, unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

      Section 3.08. Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

      (a) The Master Servicer shall transmit and the Servicers (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or the Servicers from time to time as are required by the terms hereof, or in the case of the Servicers, the related Servicing Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by the related Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of such Servicer to retain its Servicing Fee and other amounts as provided in the related Servicing Agreement. The Master Servicer shall, and (to the extent provided in the related Servicing Agreement) shall cause the Servicers to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master

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Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

      (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and the Servicers shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the related Servicing Agreement.

      Section 3.09.     Standard   Hazard   Insurance  and  Flood  Insurance
Policies.

      (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the related Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

      (b) Pursuant to Section 4.01, any amounts collected by a Servicer or the Master Servicer under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the related Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 4.03. Any cost incurred by the Master Servicer or the related Servicer in maintaining any such insurance (if the Mortgagor defaults in its obligation to do so) shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 4.01 and 4.03.

      Section 3.10. Presentment of Claims and Collection of Proceeds. The Master Servicer shall (to the extent provided in the Servicing Agreements) cause each Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

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      Section 3.11.     Maintenance  of  the  Primary   Mortgage   Insurance
Policies.

      (a) The Master Servicer shall not take, or permit a Servicer (to the extent such action is prohibited under the related Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit a Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

      (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer or the related Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Distribution Account, subject to withdrawal pursuant to Section 4.03.

      Section 3.12. Trustee to Retain Possession of Certain Insurance Policies and Documents.

      The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance, if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

      Section 3.13. Realization Upon Defaulted Mortgage Loans. The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the related Servicing Agreement.

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      Section 3.14.     Compensation for the Master Servicer.

      The Master Servicer will be entitled to the sum of (i) the Master Servicing Fee Rate multiplied by the Scheduled Principal Balance of each related Mortgage Loan as of the Due Date in the month preceding the month in which the related Distribution Date occurs (the "Master Servicing Fee") and (ii) all income and gain realized from any investment of funds in the Distribution Account with respect to the related Distribution Date (clauses (i) and (ii) collectively, the "Master Servicing Compensation"). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any prepayment premium or penalty) shall be retained by the related Servicer and shall not be deposited in the related Protected Account. The Master Servicer will be entitled to retain, as additional compensation, any interest remitted by the related Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

      Section 3.15.     REO Property.

      (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the Servicing Agreements, cause the related Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the related Servicer to protect and conserve such REO Property in the manner and to the extent required by the related Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

      (b) The Master Servicer shall, to the extent required by the Servicing Agreements, cause the related Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Protected Account.

      (c) The Master Servicer and the related Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Master Servicing Fee or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Master Servicing Fee or Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

      (d) To the extent provided in the Servicing Agreements, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the related Servicer as provided above, shall be deposited in the related Protected Account on or

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prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Distribution Account on the next succeeding Servicer Remittance Date.

      Section 3.16.     Annual Officer's Certificate as to Compliance.

      (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2004, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, and (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that a Servicer has failed to perform any of its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

      (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or
(ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

      Section 3.17. Annual Independent Accountant's Servicing Report. If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller on or before March 1 of each year, commencing on March 1, 2004, to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the Audit Program for Mortgages Serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided by the Master Servicer to any Certificateholder upon request, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the

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Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

      Section 3.18. Reports Filed with Securities and Exchange Commission. (a) Within 15 days after each Distribution Date, the Master Servicer shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to the Trustee who shall furnish a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. If requested by the Seller, the Master Servicer shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund. Prior to March 30, 2004 and annually thereafter, the Master Servicer shall, subject to subsection (c), file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include, to the extent available, as exhibits (i) each Servicer's annual statement of compliance described under the related Servicing Agreement, (ii) each Servicer's accountant's report described under the related Servicing Agreement, and (iii) the Master Servicer's accountant's report described under Section 3.17, if applicable, in each case to the extent timely delivered, if applicable, to the Master Servicer. If items (i) and (ii) in the preceding sentence are not timely delivered, the Master Servicer shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Master Servicer. The Seller hereby grants to the Master Servicer a limited power of attorney to execute and file each Form 8-K on behalf of the Seller. Such power of attorney shall continue until the earlier of (i) receipt by the Master Servicer from the Seller of written termination of such power of attorney and
(ii) the termination of the Trust Fund. The Seller and the Trustee each agree to promptly furnish to the Master Servicer, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Master Servicer reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Master Servicer will cooperate with the Seller in connection with any additional filings with respect to the Trust Fund as the Seller deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Master Servicer under the Exchange Act shall be sent to: the Seller c/o Bear, Stearns & Co. Inc., Attn: Managing Director-Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859.

      (b) The Master Servicer shall indemnify and hold harmless the Seller, the Trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this
Section 3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. Fees and expenses incurred by the Master Servicer in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

      (c) Nothing shall be construed from the foregoing subsection (a) and (b) to require the Seller or the Master Servicer or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. The failure of the Seller or the Master Servicer to sign the Form 10-K or any certification contained therein shall not be regarded as a breach by the related party of this Agreement. Furthermore, the inability of the Master Servicer to file a Form 10-K as a result of the lack of required signatures on such Form 10-K or any certification

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

contained therein shall not be regarded as a breach by the Master Servicer of any obligation under this Agreement. However, the Seller, the Master Servicer and the Trustee agree to negotiate in good faith to comply with further guidance from the Commission concerning the filing of Form 10-Ks.

      (d) In connection with the preparation of any Forms 8-K and the Form 10-K, the Seller, the Master Servicer, the Mortgage Loan Seller, the Securities Administrator and the Trustee shall comply with all reasonable requests for information, and shall promptly report to each other in writing any events which materially and adversely affect the interests of the Certificateholders for which such party has actual knowledge and which are not reflected in the statements to Certificateholders, including, without limitation, the termination of and transfer of servicing of a Servicer, downgrades of the ratings of any of the Certificates by the Rating Agencies, and any fraud discovered in the origination of or servicing of any Mortgage Loan. With respect to the Securities Administrator and the Master Servicer, actual knowledge requires knowledge of any officer of the Securities Administrator or the Master Servicer who is responsible for performing the duties of such party hereunder who has actual knowledge of any such events. Actions taken or actions not taken of which the Securities Administrator or the Master Servicer should have had knowledge, or have constructive knowledge, do not constitute actual knowledge herein; provided, however, that (i) the Master Servicer and the Securities Administrator shall make reasonable inquiries as to any such events from responsible employees of the Master Servicer and the Securities Administrator, respectively, and (ii) the Master Servicer shall make reasonable inquiries from the related Servicer as to any such events.

      (e) Notwithstanding the provisions of Section 11.02, this Section 3.18 may be amended without the consent of the Certificateholders.

      Section 3.19. EMC. On the Closing Date, EMC will receive from the Seller a payment of $5,000.

      Section 3.20. UCC. The Trustee agrees to file continuation statements for any Uniform Commercial Code financing statements which the Seller has informed the Trustee were filed on the Closing Date and the Subsequent Transfer Date in connection with the Trust. The Seller shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

      Section 3.21.     Optional Purchase of Defaulted Mortgage Loans.

      With respect to any Mortgage Loan which as of the first day of a Calendar Quarter is delinquent in payment by 90 days or more or is an REO Property, EMC shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided, however, (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Calendar Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Calendar Quarter.

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

      In addition, EMC shall, at its option, purchase any Mortgage Loan from the Trust if the first Due Date for such Mortgage Loan is subsequent to the Cut-off Date or the related Subsequent Cut-off Date, as the case may be, and the initial Monthly Payment with respect to such Mortgage Loan is not made within thirty
(30) days of such Due Date. Such purchase shall be made at a price equal to the Repurchase Price.

      If at any time EMC remits to the Paying Agent a payment for deposit in the Distribution Account covering the amount of the Repurchase Price for such a Mortgage Loan, and EMC provides to the Trustee and the Master Servicer a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Distribution Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of EMC, without recourse, to EMC which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. EMC will thereupon own such Mortgage Loan, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

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                                   ARTICLE IV
                                    Accounts

      Section 4.01. Protected Accounts. (a) The Master Servicer shall enforce the obligation of each respective Servicer to establish and maintain a Protected Account in accordance with the related Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Account shall be deposited, within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof, all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by the related Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from such Servicer's own funds (less servicing compensation as permitted by the related Servicing Agreement) and all other amounts to be deposited in the related Protected Account. Each Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the related Protected Account shall be held in a Designated Depository Institution and segregated on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

      (b) To the extent provided in a Servicing Agreement, amounts on deposit in the related Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Distribution Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this
Section 4.01 shall be paid to the related Servicers under the related Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer. Each Servicer (to the extent provided in the related Servicing Agreement) shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

      (c) To the extent provided in a Servicing Agreement and subject to this
Article IV, on or before each Servicer Remittance Date, the related Servicer shall withdraw or shall cause to be withdrawn from the related Protected Account, and shall immediately deposit or cause to be deposited in the Distribution Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date or principal of or interest on Subsequent Mortgage Loans due on or before the related Subsequent Cut-off Date):

            (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the related Servicer pursuant to the related Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the related Servicing Fee;

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            (ii) Full Principal Prepayments and any Liquidation Proceeds
      received by the related Servicer with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the related Servicing Fee;

            (iii) Partial Principal Prepayments received by the related Servicer for such Mortgage Loans in the related Prepayment Period;

            (iv) All funds collected and received in connection with the operation of any REO Property, and Liquidation Proceeds received upon the final disposition of any REO Property (net of any unreimbursed Monthly Advances, other advances of the related Servicer or Master Servicer with respect thereto, and unpaid Master Servicing Fee and related Servicing Fees with respect thereto); and

            (v) Any amount to be used as an Advance.

      (d) Withdrawals may be made from a Protected Account only to make remittances as provided in Section 4.01(c); to reimburse the Master Servicer or the related Servicer for Monthly Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Section 4.01(c), certain amounts otherwise due to the related Servicers may be retained by them and need not be deposited in the Distribution Account.

      Section 4.02. Distribution Account. (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

      (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

      (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Paying Agent and held by the Paying Agent in trust in its office located at 9062 Old Annapolis Road, Columbia, Maryland 21046. The Distribution Account shall be an Eligible Account. The amount at any time credited to the Distribution Account, shall, if invested, be invested in the name of the Trustee, in such Permitted Investments selected by the Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings from Permitted Investments in the Distribution Account from time to time shall be for the account of the Master Servicer. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall promptly remit the amount of the loss to the Paying Agent, who shall deposit such amount in the Distribution

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Account. With respect to the Distribution Account and the funds deposited therein, the Master Servicer shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

      Section 4.03. Permitted Withdrawals and Transfers from the Distribution Account. (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the related Servicing Agreement or this Agreement or as the Securities Administrator has instructed hereunder for the following purposes:

            (i) to reimburse the Master Servicer or the related Servicer for any Monthly Advance of its own funds or any advance of such Master Servicer's or Servicer's own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

            (ii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or the related Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

            (iii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the related Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause
      (x) of this Subsection 4.03(a) to the Master Servicer, and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

            (iv) to pay the Master Servicer or the related Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which the Master Servicer or the related Servicer would have been entitled to receive under subclause (viii) of this Subsection 4.03(a) as servicing compensation on account of each defaulted Scheduled Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

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            (v) to pay the Master Servicer or the related Servicer from the
      Repurchase Price for any Mortgage Loan, the amount which the Master Servicer or the related Servicer would have been entitled to receive under subclause (viii) of this Subsection 4.03(a) as servicing compensation;

            (vi) to reimburse the Master Servicer or the related Servicer for advances of funds, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

            (vii) to reimburse the Master Servicer or the related Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan, if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

            (viii) to pay the Master Servicer as set forth in Section 3.14;

            (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

            (x) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the related Servicer;

            (xi) to reimburse or pay a Servicer any such amounts as are due thereto under the related Servicing Agreement and have not been retained by or paid to such Servicer, to the extent provided in the related Servicing Agreement;

            (xii) to reimburse or pay the Trustee, the Securities Administrator or the Custodian for fees, expenses, costs and liabilities incurred by and reimbursable or payable to it pursuant to this Agreement and not otherwise reimbursable or payable to it;

            (xiii) to remove amounts deposited in error; and

            (xiv) to clear and terminate the Distribution Account pursuant to
      Section 10.01.

      (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through
(vii), inclusive, and (x).

      (c) On each Distribution Date, the Paying Agent shall distribute the Available Funds to the Holders of the Certificates in accordance with Section 6.01.

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      Section 4.04. Pre-Funding Accounts and Pre-Funding Reserve Accounts.

      (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or sub-account of a trust account, which shall be titled "Group 1 Pre-Funding Account, JPMorgan Chase Bank, as trustee for the registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR1" (the "Group 1 Pre-Funding Account"). The Group 1 Pre-Funding Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group 1 Pre-Funding Account and retain therein the Group 1 Pre-Funded Amount remitted on the Closing Date to the Paying Agent by the Seller. Funds deposited in the Group 1 Pre-Funding Account shall be held in trust by the Paying Agent for the Class A-1 Certificateholders for the uses and purposes set forth herein.

      (b) The Paying Agent will invest funds deposited in the Group 1 Pre-Funding Account as directed by the Seller or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or
(ii) no later than the date on which such funds are required to be withdrawn from such account or sub-account of a trust account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment. For federal income tax purposes, the Seller or its designee shall be the owner of the Group 1 Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Group 1 Pre-Funding Account shall be transferred to the Group 1 Interest Coverage Account at the following times: (i) on the Business Day immediately preceding each Distribution Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Distribution Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, (ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Subsequent Transfer Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment or
(iii) within one (1) Business Day of the Paying Agent's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.05(b) or (f) hereof. The Seller or its designee shall deposit in the Group 1 Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. At no time will the Group 1 Pre-Funding Account be an asset of any REMIC created hereunder.

      (c) Amounts on deposit in the Group 1 Pre-Funding Account shall be withdrawn by the Paying Agent as follows:

            (i) On any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group 1 Pre-Funding Account an amount equal to 100% of the Scheduled Principal Balances of the Group 1 Subsequent Mortgage Loans transferred and assigned to the Paying Agent for deposit in the Group 1 mortgage pool on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.07 with respect to such transfer and assignment;

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

            (ii) If the amount on deposit in the Group 1 Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Paying Agent shall deposit into the Group 1 Pre-Funding Reserve Account any amounts remaining in the Group 1 Pre-Funding Account (exclusive of investment income) for distribution in accordance with the terms hereof;

            (iii) To withdraw any amount not required to be deposited in the Group 1 Pre-Funding Account or deposited therein in error; and

            (iv) To clear and terminate the Group 1 Pre-Funding Account upon the termination of this Agreement, with any amounts remaining on deposit therein being paid to the Certificateholders then entitled to distributions in respect of principal.

      Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC I on the date of withdrawal.

      (d) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group 1 Pre-Funding Reserve Account, JPMorgan Chase Bank, as trustee for the registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR1" (the "Group 1 Pre-Funding Reserve Account"). The Group 1 Pre-Funding Reserve Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Group 1 Pre-Funding Reserve Account and retain therein any funds remaining in the Group 1 Pre-Funding Account at the close of business on such day. Funds deposited in the Group 1 Pre-Funding Reserve Account shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

      (e) The Paying Agent shall not invest funds deposited in the Group 1 Pre-Funding Reserve Account. The Group 1 Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC I. The funds on deposit in the Group 1 Pre-Funding Reserve Account shall, on the Distribution Date immediately following the termination of the Pre-Funding Period, be transferred by the Paying Agent to the Distribution Account to be included as part of principal distributions to the Class A-1 Certificateholders on such Distribution Date.

      (f) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group 2 Pre-Funding Account, JPMorgan Chase Bank, as trustee for the registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR1" (the "Group 2 Pre-Funding Account"). The Group 2 Pre-Funding Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group 2 Pre-Funding Account and retain therein the Group 2 Pre-Funded Amount remitted on the Closing Date to the Paying Agent by the Seller. Funds deposited in the Group 2 Pre-Funding Account shall be held in trust by the Paying Agent for the Class A-2 Certificateholders for the uses and purposes set forth herein.

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      (g) The Paying Agent will invest funds deposited in the Group 2
Pre-Funding Account as directed by the Seller or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account or sub-account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub-account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment. For federal income tax purposes, the Seller or its designee shall be the owner of the Group 2 Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Group 2 Pre-Funding Account shall be transferred to the Group 2 Interest Coverage Account at the following times: (i) on the Business Day immediately preceding each Distribution Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Distribution Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, (ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or on each Subsequent Transfer Date, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment or
(iii) within one (1) Business Day of the Paying Agent's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.05(b) or (f) hereof. The Seller or its designee shall deposit in the Group 2 Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. At no time will the Group 2 Pre-Funding Account be an asset of any REMIC created hereunder.

      (h) Amounts on deposit in the Group 2 Pre-Funding Account shall be withdrawn by the Paying Agent as follows:

            (i) On any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group 2 Pre-Funding Account an amount equal to 100% of the Scheduled Principal Balances of the Group 2 Subsequent Mortgage Loans transferred and assigned to the Paying Agent for deposit in the Group 2 mortgage pool on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.07 with respect to such transfer and assignment;

            (ii) If the amount on deposit in the Group 2 Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Paying Agent shall deposit into the Group 2 Pre-Funding Reserve Account any amounts remaining in the Group 2 Pre-Funding Account (exclusive of investment income) for distribution in accordance with the terms hereof;

            (iii) To withdraw any amount not required to be deposited in the Group 2 Pre-Funding Account or deposited therein in error; and

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

            (iv) To clear and terminate the Group 2 Pre-Funding Account upon the termination of this Agreement, with any amounts remaining on deposit therein being paid to the Certificateholders then entitled to distributions in respect of principal.

      Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC I on the date of withdrawal.

      (i) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group 2 Pre-Funding Reserve Account, JPMorgan Chase Bank, as trustee for the registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR1" (the "Group 2 Pre-Funding Reserve Account"). The Group 2 Pre-Funding Reserve Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Group 2 Pre-Funding Reserve Account and retain therein any funds remaining in the Group 2 Pre-Funding Account at the close of business on such day. Funds deposited in the Group 2 Pre-Funding Reserve Account shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

      (j) The Paying Agent shall not invest funds deposited in the Group 2 Pre-Funding Reserve Account. The Group 2 Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC I. The funds on deposit in the Group 2 Pre-Funding Reserve Account shall, on the Distribution Date immediately following the termination of the Pre-Funding Period, be transferred by the Paying Agent to the Distribution Account to be included as part of principal distributions to the Class A-2 Certificateholders on such Distribution Date.

      Section 4.05.     Interest Coverage Accounts.

      (a) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Group 1 Interest Coverage Account, JPMorgan Chase Bank, as trustee for the registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR1" (the "Group 1 Interest Coverage Account"). The Group 1 Interest Coverage Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group 1 Interest Coverage Account and retain therein the Group 1 Interest Coverage Amount remitted on the Closing Date to the Paying Agent by the Seller. Funds deposited in the Group 1 Interest Coverage Account shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

      (b) For federal income tax purposes, the Class X-1 Certificateholders shall be the owner of the Group 1 Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Group 1 Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Group 1 Interest Coverage Account, which investment shall be made solely upon the written direction of the Class X-1 Certificateholders, shall be for the sole and exclusive benefit of the Class X-1 Certificateholders and shall be remitted by the Paying Agent to the Class X-1 Certificateholders no later than the first Business Day following receipt of such income and

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

gain by the Paying Agent. The Class X-1 Certificateholders shall deposit in the Group 1 Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

      (c) On each Distribution Date during the Pre-Funding Period and on the Distribution Date immediately following the end of the Pre-Funding Period, the Paying Agent shall withdraw from the Group 1 Interest Coverage Account and deposit in the Distribution Account an amount equal to 30 days' interest on the excess, if any, of the Group 1 Pre-Funded Amount over the aggregate Scheduled Principal Balance of Group 1 Subsequent Mortgage Loans that both (i) had a Due Date during the Due Period relating to such Distribution Date and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs, at a per annum rate equal to the weighted average of the Net Rates of those Subsequent Mortgage Loans. Such withdrawal and deposit shall be treated as a contribution of cash by the Mortgage Loan Seller to REMIC I on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Group 1 Subsequent Mortgage Loans to the Trust on any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group 1 Interest Coverage Account and remit to the Mortgage Loan Seller or its designee an amount equal to the excess, if any, of the amount remaining in such Group 1 Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the second preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or the Distribution Date immediately following the end of the Pre-Funding Period, if no Group 1 Subsequent Mortgage Loans were acquired by the Trust Fund after the end of the Prepayment Period relating to the current Distribution Date.

      (d) Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Group 1 Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Paying Agent and paid to the Seller or its designee.

      (e) No later than the Closing Date, the Paying Agent shall establish and maintain a segregated trust account or sub-account of a trust account, which shall be titled "Group 2 Interest Coverage Account, JPMorgan Chase Bank, as trustee for the registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR1" (the "Group 2 Interest Coverage Account"). The Group 2 Interest Coverage Account shall be an Eligible Account or a sub-account of an Eligible Account. The Paying Agent shall, promptly upon receipt, deposit in the Group 2 Interest Coverage Account and retain therein the Group 2 Interest Coverage Amount remitted on the Closing Date to the Paying Agent by the Seller. Funds deposited in the Group 2 Interest Coverage Account shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

      (f) For federal income tax purposes, the Class X-1 Certificateholders shall be the owner of the Group 2 Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Group 2 Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Group 2 Interest Coverage Account, which investment shall be made solely upon the written direction of the Class X-1 Certificateholders, shall be for the sole and exclusive

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benefit of the Class X-1 Certificateholders and shall be remitted by the Paying
Agent to the Class X-1 Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class X-1 Certificateholders shall deposit in the Group 2 Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

      (g) On each Distribution Date during the Pre-Funding Period and on the Distribution Date immediately following the end of the Pre-Funding Period, the Paying Agent shall withdraw from the Group 2 Interest Coverage Account and deposit in the Distribution Account an amount equal to 30 days' interest on the excess, if any, of the Group 2 Pre-Funded Amount over the aggregate Scheduled Principal Balance of Group 2 Subsequent Mortgage Loans that both (i) had a Due Date during the Due Period relating to such Distribution Date and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs, at a per annum rate equal to the weighted average of the Net Rates of those Subsequent Mortgage Loans. Such withdrawal and deposit shall be treated as a contribution of cash by the Mortgage Loan Seller to REMIC I on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Group 2 Subsequent Mortgage Loans to the Trust on any Subsequent Transfer Date, the Paying Agent shall withdraw from the Group 2 Interest Coverage Account and remit to the Mortgage Loan Seller or its designee an amount equal to the excess, if any, of the amount remaining in such Group 2 Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the second preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or the Distribution Date immediately following the end of the Pre-Funding Period, if no Group 2 Subsequent Mortgage Loans were acquired by the Trust Fund after the end of the Prepayment Period relating to the current Distribution Date.

      (h) Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Group 2 Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Paying Agent and paid to the Seller or its designee.

      Section 4.06. Distribution of Carryover Shortfall Amount; Carryover Shortfall Reserve Fund.

      (a) On the Closing Date, the Paying Agent shall establish and maintain in its name, in trust for the benefit of Class A-1, Class A-3, Class A-3M, Class M, Class B-1, Class B-2 and Class B-3 Certificates, the Carryover Shortfall Reserve Fund. The Paying Agent shall, promptly upon receipt, deposit in the Carryover Shortfall Reserve Fund an amount equal to $5,000 to be remitted on the Closing Date to the Paying Agent by the Mortgage Loan Seller. On each Distribution Date, the Paying Agent shall transfer from the Distribution Account to the Carryover Shortfall Reserve Fund the amounts specified pursuant to Section 6.01(a)(A),
(B), (C), (D) and (E). On each Distribution Date, to the extent required, the Paying Agent shall make withdrawals from the Carryover Shortfall Reserve Fund and use the amounts in the Carryover Shortfall Reserve Fund to make distributions to the Class A-1, Class A-3, Class A-3M, Class M, Class B-1, Class B-2 and Class B-3 Certificates, in an amount equal to the amount of any Carryover Shortfall Amount on such Certificate. Any such amounts transferred shall be treated

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for federal tax purposes as amounts distributed by REMIC III to the Class X-1
Certificateholders as transferee thereof.

      (b) The Carryover Shortfall Reserve Fund shall be an Eligible Account. Amounts held in the Carryover Shortfall Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Carryover Shortfall Reserve Fund pursuant to this Section
4.06. The Carryover Shortfall Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class X-1 Certificateholders shall be the owners of the Carryover Shortfall Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Carryover Shortfall Reserve Fund shall be treated as amounts distributed by the REMICs to the Class X-1 Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Carryover Shortfall Reserve Fund.

      (c) The Paying Agent will invest funds deposited in the Carryover Shortfall Reserve Fund as directed by the Class X-1 Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such investment. All income and gain realized from investment of funds deposited in the Carryover Shortfall Reserve Fund shall be for the sole and exclusive benefit of the Class X-1 Certificateholders and shall be remitted by the Paying Agent to the Class X-1 Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class X-1 Certificateholders shall deposit in the Carryover Shortfall Reserve Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor.

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                                    ARTICLE V
                                  Certificates

      Section 5.01. Certificates. (a) The Depository, the Seller and the Trustee have entered into a Depository Agreement dated as of the Closing Date (the "Depository Agreement"). Except for the Residual Certificates, the Private Certificates and the Individual Certificates and as provided in Subsection 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Certificate Registrar except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Certificate Registrar shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(v) the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

      The Residual Certificates and the Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Certificate Registrar cause such Class to become Global Certificates, the Certificate Registrar and the Seller will take such action as may be reasonably required to cause the Depository to accept such Class or Classes for trading if it may legally be so traded.

      All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      (b) If (i)(A) the Seller advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Certificate Registrar or the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller at its option advises the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository, the Certificate Registrar shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall issue the definitive Certificates. Neither the Seller nor the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

      (c) (i)REMIC I will be evidenced by (x) the REMIC I Regular Interests (designated below), which will be uncertificated and non-transferable and are hereby designated as the

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

"regular interests" in REMIC I and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c)(i) and (y) the Class R-I Certificates, which are hereby designated as the single "residual interest" in REMIC I.

      The REMIC I Regular Interests and the Class R-I Certificate will have the following designations, initial balances and pass-through rates:

REMIC I Interest    Initial Balance        Pass-Through  Related Group
                                           Rate
1A                  $592.03                (1)           Group 1
1B                  $23,654.51             (2)           Group 1
2A                  $73.60                 (1)           Group 2
2B                  $8,837.35              (3)           Group 2
3A                  $1,143.47(7)           (1)           Group 3
3B                  $14,754.44(7)          (4)           Group 3
4A                  $306.99(8)             (1)           Group 4
4B                  $3,961.13(8)           (5)           Group 4
5A                  $171.59(9)             (1)           Group 5
5B                  $2,214.00(9)           (6)           Group 5
ZZZ                 $534,158,605.00(10)    (1)           N/A
Class R-I           $50.00                 (2)           Group 1

      (1) The weighted average of the Net Rates of the Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (2) The weighted average of the Net Rates of the Group 1 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (3) The weighted average of the Net Rates of the Group 2 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (4) The weighted average of the Net Rates of the Group 3 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (5) The weighted average of the Net Rates of the Group 4 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (6) The weighted average of the Net Rates of the Group 5 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (7) The Current Principal Amount of REMIC I Regular Interests 3A and 3B may be subject to increase if the interest due on any Group 3 Mortgage Loan exceeds the Monthly Payment due on that Mortgage Loan for a given month and, as a result of the negative amortization feature of that Mortgage Loan, that excess interest is added to its principal balance.

      (8) The Current Principal Amount of REMIC I Regular Interests 4A and 4B may be subject to increase if the interest due on any Group 4 Mortgage Loan exceeds the Monthly Payment due on that Mortgage Loan for a given month and, as a result of the negative amortization feature of that Mortgage Loan, that excess interest is added to its principal balance.

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

      (9) The Current Principal Amount of REMIC I Regular Interests 5A and 5B may be subject to increase if the interest due on any Group 5 Mortgage Loan exceeds the Monthly Payment due on that Mortgage Loan for a given month and, as a result of the negative amortization feature of that Mortgage Loan, that excess interest is added to its principal balance.

      (10) The Current Principal Amount of REMIC I Regular Interest ZZZ may be subject to increase if the interest due on any Group 3 Mortgage Loan, Group 4 Mortgage Loan or Group 5 Mortgage Loan exceeds the Monthly Payment due on that Mortgage Loan for a given month and, as a result of the negative amortization feature of that Mortgage Loan, that excess interest is added to its principal balance.

      Distributions shall be deemed to be made to the REMIC I Regular Interests first, so as to keep the Uncertificated Principal Balance of each REMIC I Regular Interest ending with the designation "B" equal to 0.01% of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Group; second, to each REMIC I Regular Interest ending with the designation "A," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Group over (y) the Current Principal Amount of the Senior Certificates in the related Group (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and third, any remaining principal to REMIC I Regular Interest ZZZ. Realized Losses shall be applied after all distributions have been made on each Distribution Date first, so as to keep the Uncertificated Principal Balance of each REMIC I Regular Interest ending with the designation "B" equal to 0.01% of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Group; second, to each REMIC I Regular Interest ending with the designation "A," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Group over (y) the Current Principal Amount of the Senior Certificates in the related Group (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and third, any remaining Realized Losses shall be allocated to REMIC I Regular Interest ZZZ.

      (ii) REMIC II will be evidenced by (x) the REMIC II Regular Interests (designated below), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC II and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c)(ii) and (y) the Class R-II Certificate, which is hereby designated as the single "residual interest" in REMIC II.

      The REMIC II Regular Interests and the Class R-II Certificate will have the following designations, initial balances and pass-through rates:

REMIC II Interest     Initial Balance   Pass-Through    Related Group
                                        Rate
I-A-1                 $230,624,800      (1)             Group 1
II-A-1                $87,637,500       (2)             Group 2
III-A-1               $136,109,700(7)   (3)             Group 3
IV-A-1                $36,541,400(8)    (4)             Group 4
V-A-1                 $20,424,100(9)    (5)             Group 5
MT-R                  $50.00            (1)             Group 1
M                     $17,737,400(10)   (6)             N/A
B-1                   $8,037,300(10)    (6)             N/A

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

B-2                   $6,097,300(10)    (6)             N/A
B-3                   $4,434,400(10)    (6)             N/A
B-4                   $1,940,000(10)    (6)             N/A
B-5                   $1,385,700(10)    (6)             N/A
B-6                   $3,325,990(10)    (6)             N/A
Class R-II            $50.00            (1)             Group 1

      (1) The weighted average of the Net Rates of the Group 1 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (2) The weighted average of the Net Rates of the Group 2 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (3) The weighted average of the Net Rates of the Group 3 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (4) The weighted average of the N et Rates of the Group 4 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (5) The weighted average of the Net Rates of the Group 5 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

      (6) A variable Pass-Through Rate equal to the weighted average of the Pass-Through Rates on REMIC I Regular Interests 1A, 2A, 3A, 4A and 5A, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest immediately preceding the related Distribution Date, provided that for purposes of that weighted average, the Pass-Through Rate of each such REMIC I Regular Interest shall be subject to a cap and a floor equal to the Pass-Through Rate of the REMIC I Regular Interest from the related Group ending with the designation "B".

      (7) The Current Principal Amount of REMIC II Regular Interest III-A-1 may be subject to increase in the event that (i) the interest due with respect to any Group 3 Mortgage Loan exceeds the Monthly Payment due on that Mortgage Loan for a given month and (ii) as a result of the negative amortization feature of that Mortgage Loan, the Current Principal Amounts of REMIC I Regular Interests 3A and 3B are increased.

      (8) The Current Principal Amount of REMIC II Regular Interest IV-A-1 may be subject to increase in the event that (i) the interest due with respect to any Group 4 Mortgage Loan exceeds the Monthly Payment due on that Mortgage Loan for a given month and (ii) as a result of the negative amortization feature of that Mortgage Loan, the Current Principal Amounts of REMIC I Regular Interests 4A and 4B are increased.

      (9) The Current Principal Amount of REMIC II Regular Interest V-A-1 may be subject to increase in the event that (i) the interest due with respect to any Group 5 Mortgage Loan exceeds the Monthly Payment due on that Mortgage Loan for a given month and (ii) as a result of the negative amortization feature of that Mortgage Loan, the Current Principal Amounts of REMIC I Regular Interests 5A and 5B are increased.

      (10) The current Principal Amounts of the REMIC II Regular Interests Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates may be subject to increase in the event that (i) the interest due with respect to any Group 3 Mortgage Loan, Group 4 Mortgage Loan or Group 5 Mortgage Loan exceeds the Monthly Payment due on that Mortgage Loan for a given month and (ii) as a result of the negative amortization feature of that Mortgage Loan, that excess interest is added to the principal balance of that Mortgage Loan and the Current Principal Amount of the corresponding REMIC I Regular Interest is increased.

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      Principal shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC II Regular Interests as such amounts are payable and allocable to the Corresponding Certificates.

      (iii) The Classes of the Certificates shall have the following designations, initial principal amounts and Pass-Through Rates:

Designation               Initial                Principal/Pass-
                          Notional Amount        Through Rate

A-1                       $230,624,800            (1)
A-2                       $87,637,500             (2)
A-3                       $132,789,900(14)        (3)
A-3M                      $3,319,800(14)          (4)
A-4                       $36,541,400(15)         (5)
A-5                       $20,424,100(16)         (6)
X-1                       $460,006,400(17)        (7)
R-I                       $50.00                  (8)
R-II                      $50.00                  (8)
R-III                     $50.00                  (8)
M                         $17,737,400(18)         (9)
B-1                       $8,037,300(18)          (10)
B-2                       $6,097,300(18)          (11)
B-3                       $4,434,400(18)          (12)
B-4                       $1,940,000(18)          (13)
B-5                       $1,385,700(18)          (13)
B-6                       $3,325,990(18)          (13)

      (1) The Class A-1 Certificates will bear interest at a variable pass-through rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.37%, (ii) 11.00% per annum and (iii) the weighted average of the Net Rates of the Group 1 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group 1 Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest I-A-1, weighted on the basis of the Uncertificated Principal balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 1.690% per annum.

      (2) The Class A-2 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 2 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes the Class A-2 Certificates will bear interest at a rate equivalent to the foregoing, expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest II-A-1, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 3.301% per annum.

      (3) The Class A-3 Certificates will bear interest at a variable Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.42%, (ii) 11.00% per annum and (iii) the weighted average of the Net Rates of the Group 3 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes the Class A-3 Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group 3 Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest III-A-1, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest

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

immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 1.740% per annum.

      (4) The Class A-3M Certificates will bear interest at a variable Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.75%, (ii) 11.00% per annum and (iii) the weighted average of the Net Rates of the Group 3 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes the Class A-3M Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group 3 Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest III-A-1, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 2.070% per annum.

      (5) The Class A-4 Certificates will bear interest at a variable Pass-Through Rate equal to the lesser of (x) One-Year MTA, plus 1.750%, and (y) the weighted average of the Net Rates of the Group 4 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes the Class A-4 Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group 4 Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest IV-A-1, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 3.396% per annum.

      (6) The Class A-5 Certificates will bear interest at a variable Pass-Through Rate equal to the lesser of (x) COFI, plus 1.50%, and (y) the weighted average of the Net Rates of the Group 5 Mortgage Loans, weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes the Class A-5 Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group 5 Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest V-A-1, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 3.710% per annum.

      (7) The Class X-1 Certificates will consist of five non-separately transferable components, Component 1X, Component 3X, Component 4X, Component 5X and Component 6X. Component 1X will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the pass-through rate on the Class A-1 Certificates, based on a notional amount equal to the current principal amount of the Class A-1 Certificates. Component 3X will bear interest at a variable pass-through rate equal to the greater of (i) zero and
(ii) the excess of (x) the weighted average of the net rates of the Group 3 Mortgage Loans over (y) the weighted average of the pass-through rates on the Class A-3 Certificates and Class A-3M Certificates, based on a notional amount equal to the current principal amount of the Class A-3 and Class A-3M Certificates. Component 4X will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 4 Mortgage Loans (as of the second preceding due date) over (y) the pass-through rate on the Class A-4 Certificates, based on a notional amount equal to the current principal amount of the Class A-4 Certificates. Component 5X will bear interest at a variable pass-though rate equal to the greater of (1) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 5 Mortgage Loans (as of the second preceding related due date) over (y) the pass-through rate of the Class A-5 Certificates, based on a notional amount equal to the current principal amount of the Class A-5 Certificates. Component 6X will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of each Mortgage Loan Group (in the case of the Group 4 mortgage loans and Group 5 mortgage loans, calculated as of the second preceding related due date), weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group the current principal amount of the related Class or Classes of Senior Certificates (other than the Interest Only Certificates), immediately prior to the related distribution date, over (y) the weighted average of the pass-

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through rates on the Class M, Class B-1, Class B-2 and Class B-3 Certificates,
based on a notional amount equal to the current principal amount of the Class M, Class B-1, Class B-2 and Class B-3 Certificates. The pass-through rate for the Class X-1 Certificates with respect to the first interest accrual period is expected to be approximately 1.799% per annum, which excludes the additional payment to be made to the Class X-1 Certificates on the first distribution date. The amount of interest payable to the Class X-1 Certificates will be reduced by any amounts necessary to fund the Carryover Shortfall Reserve Fund to pay any Carryover Shortfall Amount to the Class A-1, Class A-3, Class A-3M, Class M, Class B-1, Class B-2 and Class B-3 Certificates on the related Distribution Date. If on any Distribution Date the Group 1, Group 2, Group 3, Group 4 or Group 5 Available Funds for the Group 1, Group 2, Group 3, Group 4 or Group 5 Senior Certificates, respectively, in any Certificate Group is less than the Accrued Certificate Interest on the related Senior Certificates for such Distribution Date prior to reduction for Net Interest Shortfall and the interest portion of Realized Losses on the related Mortgage Loans, the shortfall will be allocated among the holders of each Class of Senior Certificates in such Certificate Group and the applicable Components of the Class X-1 Certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such Net Interest Shortfall and/or Realized Losses for such Distribution Date.

      (8) The Class R-I, Class R-II and Class R-III Certificates will bear interest at a variable pass-through rate equal to the weighted average of the net rates of the Group 1 Mortgage Loans, , weighted on the basis of the respective Scheduled Principal Balances of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date; provided that, on such Distribution Dates, for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest I-A-1, weighted on the basis of the Uncertificated Principal balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first interest accrual period is expected to be approximately 3.080% per annum.

      (9) The Class M Certificates will bear interest at a variable pass-through rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 0.80%, (ii) 11.00% per annum and (iii) the weighted average of the Net Rates of each Mortgage Loan Group, weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Current Principal Amount of the related class or classes of Senior Certificates; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of each Mortgage Loan Group expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 2.120% per annum.

      (10) The Class B-1 Certificates will bear interest at a variable pass-through rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 1.00%, (ii) 11.00% per annum and (iii) the weighted average of the Net Rates of each Mortgage Loan Group, weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Current Principal Amount of the related class or classes of Senior Certificates; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of each Mortgage Loan Group expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 2.230% per annum.

      (11) The Class B-2 Certificates will bear interest at a variable pass-through rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 1.00%, (ii) 11.00% per annum and (iii) the weighted average of the Net Rates of each Mortgage Loan Group, weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Current Principal Amount of the related class or classes of Senior Certificates; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of each Mortgage Loan Group expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal balance of each such REMIC II Regular Interest immediately

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preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 2.230% per annum.

      (12) The Class B-3 Certificates will bear interest at a variable pass-through rate equal to the least of (i) One-Month LIBOR plus a margin initially equal to 1.00%, (ii) 11.00% per annum and (iii) the weighted average of the Net Rates of each Mortgage Loan Group, weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Current Principal Amount of the related class or classes of Senior Certificates; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, with the weighted average of the Net Rates of the Group 1 Mortgage Loans expressed as the weighted average of the Pass-Through Rate on REMIC II Regular Interest I-A-1, weighted on the basis of the Uncertificated Principal balance of such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 2.230% per annum.

      (13) The Class B-4, Class B-5 and Class B-6 Certificates will bear interest at a variable pass-through rate equal to the weighted average of the Net Rates of each Mortgage Loan Group, weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Current Principal Amount of the related class or classes of Senior Certificates; provided that for federal income tax purposes such Certificates will bear interest at a rate equivalent to the foregoing, expressed as the weighted average of the Pass-Through Rates on REMIC II Regular Interests M, B-1, B-2, B-3, B-4, B-5 and B-6, weighted on the basis of the Uncertificated Principal balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date. The pass-through rate with respect to the first Interest Accrual Period is expected to be approximately 3.224% per annum.

      (14) The Current Principal Amount of the Class A-3 and Class A-3M Certificates may be subject to increase in the event that (i) the interest due with respect to any Group 3 Mortgage Loan exceeds the Monthly Payment due on such Mortgage Loan for a given month, (ii) as a result of the negative amortization feature of such Mortgage Loan, such excess interest is added to the principal balance of such Group 3 Mortgage Loan and the Current Principal Amount of REMIC II Regular Interest III-A-1 is increased and (iii) Group 3 Available Funds are insufficient to pay Accrued Certificate Interest on the Class A-3 or Class A-3M Certificates, as applicable.

      (15) The Current Principal Amount of the Class A-4 Certificates may be subject to increase in the event that (i) the interest due with respect to any Group 4 Mortgage Loan exceeds the Monthly Payment due on such Mortgage Loan for a given month, (ii) as a result of the negative amortization feature of such Mortgage Loan, such excess interest is added to the principal balance of such Group 4 Mortgage Loan and the Current Principal Amount of REMIC II Regular Interest IV-A-1 is increased, and (iii) Group 4 Available Funds are insufficient to pay Accrued Certificate Interest on the Class A-4 Certificates.

      (16) The current Principal Amount of the Class A-5 Certificates may be subject to increase in the event that (i) the interest due with respect to any Group 5 Mortgage Loan exceeds the Monthly Payment due on such Mortgage Loan for a given month, (ii) as a result of the negative amortization feature of such Mortgage Loan, such excess interest is added to the principal balance of such Group 5 Mortgage Loan and the Current Principal Amount of REMIC II Regular Interest V-A-1 is increased, and (iii) Group 5 Available Funds are insufficient to pay Accrued Certificate Interest on the Class A-5 Certificates.

      (17) The Notional Amount of the Components of the Class X-1 Certificates may be subject to increase as the Current Principal Amount of the Class A-3 Certificates, Class A-3M Certificates, Class A-4 Certificates, Class A-5 Certificates, Class M Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates is subject to increase, as described in paragraphs (14)-(16) above and paragraph (18) below.

      (18) The Current Principal Amount of the Class M Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates may be subject to increase in the event that (i) the interest due with respect to any Group 3 Mortgage Loan, Group 4 Mortgage Loan or Group 5 Mortgage Loan exceeds the related Monthly Payment due on such Mortgage Loan for a given month, (ii) as a result of the negative amortization feature of such Mortgage Loan, such excess interest is added to the principal balance of such Group 3 Mortgage Loan, Group 4 Mortgage Loan or Group 5 Mortgage Loan, as the case may be and the Current Principal Amount of REMIC II Regular Interest III-A-1, REMIC II Regular Interest IV-A-1 or REMIC II Regular Interest V-A-1 is increased, and (iii) the related Available Funds are insufficient to pay Accrued Certificate Interest on the Class M Certificates.

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

      Principal shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC I Regular Interests as such amounts are payable and allocable to the Corresponding Certificates.

      (d) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the "latest possible maturity date" for the REMIC I Regular Interests, REMIC II Regular Interests and the Certificates.

      (e) With respect to each Distribution Date, each Class of Certificates shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Certificates, interest shall be calculated, on the basis of a 360-day year comprised of twelve 30-day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Current Principal Amount (or Notional Amount, in the case of the Interest Only Certificates) of such Class applicable to such Distribution Date.

      (f) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3 and A-4. On original issuance, the Trustee shall sign, and the Certificate Registrar shall countersign and deliver them at the direction of the Seller. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and the Certificate Registrar may countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Seller will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Certificate Registrar Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and the Certificate Registrar shall countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

      (g) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates and the Senior Mezzanine Certificates, $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign Physical Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of such Class on the Closing Date. The Private Certificates shall be issued in certificated fully-registered form in minimum dollar denominations of $25,000 and integral multiples of $1.00 in excess thereof, except that one Private Certificate of each such Class may

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

be issued in a different amount so that the sum of the denominations of all outstanding Private Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. The Residual Certificates shall each be issued in certificated fully-registered form in the denomination of $50, $50 and $50, respectively. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and the Certificate Registrar shall countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Current Principal Amount of the respective Class and (ii) in the case of each Class of Private Certificates, Individual Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of each such respective Class on the Closing Date. The Certificates referred to in clause (i) and, if at any time there are to be Global Certificates, the Global Certificates, shall be delivered by the Seller to the Depository or, pursuant to the Depository's instructions, shall be delivered by the Seller on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and the Certificate Registrar shall countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent and the Certificate Registrar or its agent, as applicable. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent or the Certificate Registrar or its agent, as applicable, at the time of issuance shall bind the Trustee and the Certificate Registrar, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

      (h) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Certificate Registrar or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

      (i) The Closing Date is hereby designated as the "startup" day of each REMIC within the meaning of Section 860G(a)(9) of the Code.

      (j) For federal income tax purposes, each REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

      (k) The Trustee on behalf of the Trust shall cause each REMIC to timely elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

      (l) The following legend shall be placed on the Residual Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

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

      THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TAX MATTERS PERSON, THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES (AS DEFINED IN SECTION 7701 OF THE
CODE), ANY STATE (AS DEFINED IN SECTION 7701 OF THE CODE) OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FREDDIE MAC OR ANY SUCCESSOR THERETO, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION (AS DEFINED IN SECTION 7701 OF THE CODE), OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (E) ANY OTHER PERSON SO DESIGNATED BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR BASED UPON AN OPINION OF COUNSEL THAT THE HOLDING OF AN OWNERSHIP INTEREST IN A RESIDUAL CERTIFICATE BY SUCH PERSON MAY CAUSE ANY REMIC CONTAINED IN THE TRUST OR ANY PERSON HAVING AN OWNERSHIP INTEREST IN THE RESIDUAL CERTIFICATE (OTHER THAN SUCH PERSON) TO INCUR A LIABILITY FOR ANY FEDERAL TAX IMPOSED UNDER THE CODE THAT WOULD NOT OTHERWISE BE IMPOSED BUT FOR THE TRANSFER OF AN OWNERSHIP INTEREST IN A RESIDUAL CERTIFICATE TO SUCH PERSON OR (F) ANY ELECTING LARGE PARTNERSHIP AS DEFINED IN SECTION 775 OF THE CODE, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS

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

CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

The following legend shall be placed upon the Private Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.07 OF THE AGREEMENT OR ANY OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR AND THE SECURITIES ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE SELLER, THE TRUSTEE, THE CERTIFICATE REGISTRAR, ANY SERVICER OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

      Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Certificate Registrar shall maintain at its Certificate Registrar Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

      (b) Subject to Subsection 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose, the Trustee shall sign, and the Certificate Registrar shall countersign and deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

      (c) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Subsection 5.02(h), the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

            (i) The Certificate Registrar shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with a Rule 144A Certificate or comparable evidence as to its QIB status.

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

            (ii) The Certificate Registrar shall register the transfer of any Individual Certificate if (x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor, and (y) prior to the transfer the transferee furnishes to the Certificate Registrar an Investment Letter (and the Certificate Registrar shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Certificate Registrar shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

      (d) Subject to Subsection 5.02(h), so long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Subsection 5.02(d) and in accordance with the rules of the
Depository:

            (i) In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(ii).

            (ii) In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(i).

            (iii) In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Certificate Registrar shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

            (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

      (e) Subject to Subsection 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global

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

Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 5.02(e) and in accordance with the rules of the Depository:

            (i) A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

            (ii) A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Certificate Registrar a Rule 144A Certificate or comparable evidence as to its QIB status.

            (iii) A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class in different authorized denominations without any certification.

      (f) (i) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Certificate Registrar shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

            (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Certificate Registrar shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

      (g) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

      (h) Subject to the restrictions on transfer and exchange set forth in this
Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(g) above or any integral multiple of $1.00 in excess thereof) by surrendering such

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Certificate at the Certificate Registrar Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Certificate Registrar in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Certificate Registrar in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request made at such the Certificate Registrar Office, sign, countersign and deliver at the Certificate Registrar Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Certificate Registrar Office by the registered holder in person, or by a duly authorized attorney-in-fact.

      (i) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Seller as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign and the Certificate Registrar shall countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

      (j) If the Certificate Registrar so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Certificate Registrar, duly executed by the holder thereof or his or her attorney duly authorized in writing.

      (k) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (l) The Certificate Registrar shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Exchange Act, and thereafter may destroy such Certificates.

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. (a) If
(i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as it may require to save it harmless, and (iii) the Certificate Registrar has not received notice that such Certificate has been

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acquired by a third Person, the Trustee shall sign and the Certificate Registrar shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Certificate Registrar and shall be of no further effect and evidence no rights.

      (b) Upon the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section
5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Seller, the Paying Agent, the Certificate Registrar, the Trustee and any agent of the Seller, the Paying Agent, the Certificate Registrar, or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever. Neither the Seller, the Paying Agent, the Certificate Registrar the Trustee nor any agent of the Seller, the Paying Agent, the Certificate Registrar or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

      Section 5.05. Transfer Restrictions on Residual Certificates. (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Seller. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Seller, the Certificate Registrar and the Trustee with an affidavit that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Seller consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 5.05(b).

      (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Certificate Registrar, the Trustee and the Seller an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this

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Subsection 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Subsection 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Certificate Registrar, the Tax Matters Person or the Seller shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, the Trustee and the Seller, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a Permitted Transferee under this Subsection 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Seller to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

      (c) Unless the Tax Matters Person and the Seller shall have consented in writing (which consent may be withheld in the Tax Matters Person's or the Seller's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

      (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person, and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

      Section 5.06. Restrictions on Transferability of Certificates. (a) No offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and the prospective transferee (other than the Seller) of such Certificate signs and delivers to the Certificate Registrar an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-l hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class, provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Certificate Registrar may require an Opinion of Counsel that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

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      (b) The Private Certificates shall each bear a Securities Legend. The
Trustee and the Securities Administrator shall comply with the requirements of Treasury Regulations ss.ss. 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the furnishing of information.

      Section 5.07. ERISA Restrictions. (a) Subject to the provisions of Subsection 5.07(b), no Residual Certificates or Private Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, unless the proposed transferee provides either (i) the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator with an Opinion of Counsel satisfactory to the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator, which opinion will not be at the expense of the Trustee, the Master Servicer or the Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Seller, any Servicer or the Securities Administrator to any obligation in addition to those undertaken in the Agreement or (ii) in the case of the Class B-4, Class B-5 and Class B-6 Certificates, a representation or certification to the Trustee and the Certificate Registrar (upon which each of the Trustee and the Certificate Registrar is authorized to rely) to the effect that the proposed transfer and/or holding of such a Certificate and the servicing, management and operation of the Trust: (I) will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code unless it is covered under an individual or class prohibited transaction exemption, including but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not subject the Seller, the Certificate Registrar, the Securities Administrator, any Servicer, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement.

      (b) Each beneficial owner of a Class M, Class B-1, Class B-2 or Class B-3 Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption 97-34, as amended (the "Exemption"), and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc., and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company

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general account," as such term is defined in Prohibited Transaction Class
Exemption ("PTCE") 95-60, and (3) the applicable conditions of PTCE 95-60 have been satisfied.

      (c) Any Person acquiring an interest in a Global Certificate which is a Private Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Trustee that, in the case of the Class B-4, Class B-5 and Class B-6 Certificates, either: (i) it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or
Section 4975 of the Code, or (ii) the transfer and/or holding of an interest in such Certificate to that Person and the subsequent servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction unless it is covered under an individual or class prohibited transaction exemption, including, but not limited to, PTCE 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 or PTCE 96-23, or Section 401(c) of ERISA and the regulations promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not subject the Seller, the Certificate Registrar, the Securities Administrator, any Servicer, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement.

      (d) Neither the Trustee, the Certificate Registrar, the Master Servicer nor the Securities Administrator will be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates. Any attempted or purported transfer of any Certificate in violation of the provisions of Subsections (a) or (b) above shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee, the Certificate Registrar, the Securities Administrator and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Trustee, the Certificate Registrar, the Securities Administrator or the Master Servicer as a result of such attempted or purported transfer. Neither the Trustee nor the Certificate Registrar shall have any liability for transfer of any such Global Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

      Section 5.08. Rule 144A Information. For so long as any Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act: (1) the Seller will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Seller shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A.

      Section 5.09. Appointment of Paying Agent and Certificate Registrar. Wells Fargo Bank Minnesota, National Association shall act as the initial Paying Agent and Certificate Registrar for so long as it is also the Master Servicer. Each of the Paying Agent and the

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Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders.

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                                   ARTICLE VI
                         Payments to Certificateholders

      Section 6.01. Distributions on the Certificates. (a) Interest and principal on the Certificates will be distributed monthly on each Distribution Date, commencing in June 2003, in an aggregate amount equal to the Available Funds for such Distribution Date.

      (A) On each Distribution Date, the Group 1 Available Funds will be distributed to the Group 1 Senior Certificates as follows:

            first, pro rata, to the Group 1 Senior Certificates and Component 1X of the Class X-1 Certificates, the Accrued Certificate Interest on each such Class or Component for such Distribution Date, and to Component 6X of the Class X-1 Certificates, the Group 1 Allocation Fraction of Accrued Certificate Interest on such Component for such Distribution Date; provided, however, that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates in respect of Component 1X will be reduced by the aggregate amount of any Carryover Shortfall Amounts on the Class A-1 Certificates, and that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates pursuant to this clause in respect of Component 6X will be reduced by the Group 1 Allocation Fraction of any Carryover Shortfall Amounts on the Class A-3, Class A-3M, Class M, Class B-1, Class B-2 and Class B-3 Certificates, in each case for that Distribution Date, which will be deposited into the Carryover Shortfall Reserve Fund. In addition, Accrued Certificate Interest on such Group 1 Senior Certificates and each such Component of the Class X-1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among such Group 1 Senior Certificates and Components of the Class X-1 Certificates in accordance with the provisions of Section 6.02(g);

            second, to the Group 1 Senior Certificates and Component 1X and Component 6X of the Class X-1 Certificates, the Accrued Certificate Interest thereon pursuant to clause first remaining undistributed from previous Distribution Dates (other than, with respect to Component 1X and Component 6X of the Class X-1 Certificates, any amounts pursuant to clause first deposited into the Carryover Shortfall Reserve Fund), to the extent of remaining Group 1 Available Funds;

            third, sequentially, in the following order, to the Class R-I, Class R-II, Class R-III and Class A-I Certificates, in reduction of the Current Principal Amount thereof, the Group 1 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 1 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

      (B) On each Distribution Date, the Group 2 Available Funds will be distributed to the Group 2 Senior Certificates as follows:

            first, pro rata, to the Group 2 Senior Certificates, the Accrued Certificate Interest on such Class for such Distribution Date, and to Component 6X of the Class X-1 Certificates, the Group 2 Allocation Fraction of Accrued Certificate Interest on such

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      Component for such Distribution Date; provided, however, that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates pursuant to this clause in respect of Component 6X will be reduced by the Group 2 Allocation Fraction of any Carryover Shortfall Amounts on the Class M, Class B-1, Class B-2 and Class B-3 Certificates, in each case for that Distribution Date, which will be deposited into the Carryover Shortfall Reserve Fund. In addition, Accrued Certificate Interest on the Group 2 Senior Certificates and such Component of the Class X-1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among such Group 2 Senior Certificates and Components of the Class X-1 Certificates in accordance with the provisions of Section 6.02(g);

            second, to the Group 2 Senior Certificates and Component 6X of the Class X-1 Certificates, any Accrued Certificate Interest thereon pursuant to clause first remaining undistributed from previous Distribution Dates (other than, with respect to Component 6X of the Class X-1 Certificates, any amounts deposited into the Carryover Shortfall Reserve Fund, to the extent of remaining Group 2 Available Funds; and

            third, to the Group 2 Senior Certificates, in reduction of the Current Principal Amount thereof, the Group 2 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 2 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

      (C) On each Distribution Date, the Group 3 Available Funds will be distributed to the Group 3 Senior Certificates as follows:

            first, pro rata, to the Class A-3 and Class A-3M Certificates and Component 3X of the Class X-1 Certificates, the Accrued Certificate Interest on each such Class or Component for such Distribution Date, and to Component 6X of the Class X-1 Certificates, the Group 3 Allocation Fraction of Accrued Certificate Interest on such Component for such Distribution Date; provided, however, that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates in respect of Component 3X will be reduced by the aggregate amount of any Carryover Shortfall Amounts on the Class A-3 Certificates and Class A-3M Certificates, and that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates pursuant to this clause in respect of Component 6X will be reduced by the Group 3 Allocation Fraction of any Carryover Shortfall Amounts on the Class M, Class B-1, Class B-2 and Class B-3 Certificates, in each case for that Distribution Date, which will be deposited into the Carryover Shortfall Reserve Fund. In addition, Accrued Certificate Interest on such Group 3 Senior Certificates and each such Component of the Class X-1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among such Group 3 Senior Certificates and Components of the Class X-1 Certificates in accordance with the provisions of Section 6.02(g);

            second, to the Group 3 Senior Certificates and to Component 3X of the Class X-1 Certificates, the Accrued Certificate Interest thereon pursuant to clause first remaining undistributed from previous Distribution Dates (other than, with respect to Component 3X and Component 6X of the Class X-1 Certificates, any amounts pursuant to clause first

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      deposited into the Carryover Shortfall Reserve Fund), to the extent of remaining Group 3 Available Funds;

            third, pro rata, to the Class A-3 Certificates and Class A-3M Certificates, in reduction of the Current Principal Amount thereof, the Group 3 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 3 Available Funds, in each case until the Current Principal Amount of such Class has been reduced to zero.

      (D) On each Distribution Date, the Group 4 Available Funds will be distributed to the Group 4 Senior Certificates as follows:

            first, pro rata, to the Group 4 Senior Certificates and Component 4X of the Class X-1 Certificates, the Accrued Certificate Interest on each such Class or Component for such Distribution Date, and to Component 6X of the Class X-1 Certificates, the Group 4 Allocation Fraction of Accrued Certificate Interest on such Component for such Distribution Date; provided, however, that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates pursuant to this clause in respect of Component 6X will be reduced by the Group 4 Allocation Fraction of any Carryover Shortfall Amounts on the Class M, Class B-1, Class B-2 and Class B-3 Certificates, in each case for that Distribution Date, which will be deposited into the Carryover Shortfall Reserve Fund. In addition, Accrued Certificate Interest on the Group 4 Senior Certificates and each such Component of the Class X-1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among such Group 4 Senior Certificates and Components of the Class X-1 Certificates in accordance with the provisions of Section 6.02(g);

            second, to the Group 4 Senior Certificates and Components 4X and 6X of the Class X-1 Certificates, any Accrued Certificate Interest thereon pursuant to clause first remaining undistributed from previous Distribution Dates (other than, with respect to Component 6X of the Class X-1 Certificates, any amounts deposited into the Carryover Shortfall Reserve Fund), to the extent of remaining Group 4 Available Funds; and

            third, to the Group 4 Senior Certificates, in reduction of the Current Principal Amount thereof, the Group 4 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 4 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

      (E) On each Distribution Date, the Group 5 Available Funds will be distributed to the Group 5 Senior Certificates as follows:

            first, pro rata, to the Group 5 Senior Certificates and Component 5X of the Class X-1 Certificates, the Accrued Certificate Interest on each such Class or Component for such Distribution Date, and to Component 6X of the Class X-1 Certificates, the Group 5 Allocation Fraction of Accrued Certificate Interest on such Component for such Distribution Date; provided, however, that the amount of Accrued Certificate Interest paid to the Class X-1 Certificates pursuant to this clause in respect of Component 6X will be reduced by the Group 5 Allocation Fraction of any Carryover Shortfall Amounts on

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      the Class M, Class B-1, Class B-2 and Class B-3 Certificates, in each case for that Distribution Date, which will be deposited into the Carryover Shortfall Reserve Fund. In addition, Accrued Certificate Interest on the Group 5 Senior Certificates and each such Component of the Class X-1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among such Group 5 Senior Certificates and Components of the Class X-1 Certificates in accordance with the provisions of Section 6.02(g);

            second, to the Group 5 Senior Certificates and Components 5X and 6X of the Class X-1 Certificates, any Accrued Certificate Interest thereon pursuant to clause first remaining undistributed from previous Distribution Dates (other than, with respect to Component 6X of the Class X-1 Certificates, any amounts deposited into the Carryover Shortfall Reserve Fund), to the extent of remaining Group 5 Available Funds; and

            third, to the Group 5 Senior Certificates, in reduction of the Current Principal Amount thereof, the Group 5 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 5 Available Funds, until the Current Principal Amount of such Class has been reduced to zero;

      (F) Except as provided in paragraphs (H) and (I) below, on each Distribution Date on or prior to the Cross-Over Date, an amount equal to the sum of the remaining Group 1, Group 2, Group 3, Group 4 and Group 5 Available Funds after the distributions in (A), (B), (C), (D) and (E) above will be distributed to the Class M Certificates, up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such Distribution Date,
(b) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and (c) such Class's Allocable Share for such Distribution Date, in each case, to the extent of the sum of the remaining Available Funds.

      (G) Except as provided in paragraphs (H) and (I) below, on each Distribution Date on or prior to the Cross-Over Date, an amount equal to the sum of the remaining Group 1, Group 2, Group 3, Group 4 and Group 5 Available Funds after the distributions in (A), (B), (C), (D), (E) and (F) above will be distributed sequentially, in the following order, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in each case up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such Distribution Date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and
(c) such Class's Allocable Share for such Distribution Date, in each case, to the extent of the remaining Available Funds.

      (H) On each Distribution Date prior to the Cross-Over Date but after the reduction of the Current Principal Amount of any of the Group 1, Group 2, Group 3, Group 4 or Group 5 Senior Certificates to zero, the remaining Class or Classes of Senior Certificates (other than the Interest Only Certificates) will be entitled to receive in reduction of their Current Principal Amounts, pro rata based upon their Current Principal Amounts immediately prior to such Distribution Date, in addition to any Principal Prepayments related to such remaining Senior Certificates' respective Mortgage Loan Group allocated to such Senior Certificates, 100% of the Principal Prepayments on any Mortgage Loan in the Mortgage Loan Group relating to the fully repaid Class or Classes of Senior Certificates; provided, however, that if (A) the weighted

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average of the Senior Mezzanine and Subordinate Percentages on such Distribution
Date equals or exceeds two times the initial weighted average of the Senior Mezzanine and Subordinate Percentages and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Senior Mezzanine and Subordinate Certificates does not exceed 100%, then the additional allocation of Principal Prepayments to the Senior Certificates (other than the Interest Only Certificates) in accordance with this clause (H) will not be made and 100% of the Principal Prepayments on any Mortgage Loan in the Mortgage Loan Group relating to the fully repaid Class or Classes will be allocated to the Senior Mezzanine and Subordinate Certificates.

      (I) If on any Distribution Date on which the aggregate Current Principal Amount of any Class or Classes of Senior Certificates (other than the Interest Only Certificates) would be greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Loan Group and any Senior Mezzanine and Subordinate Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, then (i) 100% of amounts otherwise allocable to the Senior Mezzanine and Subordinate Certificates in respect of principal will be distributed to such Class or Classes of Senior Certificates in reduction of the Current Principal Amounts thereof, until the aggregate Current Principal Amount of such Class or Classes of Senior Certificates (other than the Interest Only Certificates) is an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Loan Group, and (ii) the Accrued Certificate Interest otherwise allocable to the Subordinate Certificates on such Distribution Date will be reduced, if necessary, and distributed to such Class or Classes of Senior Certificates in an amount equal to the Accrued Certificate Interest for such Distribution Date on the excess of (x) the aggregate Current Principal Amount of such Class or Classes of Senior Certificates (other than the Interest Only Certificates) over (y) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group. Any such reduction in the Accrued Certificate Interest on the Senior Mezzanine and Subordinate Certificates will be allocated in reverse order of the Subordinate Certificates numerical designations, commencing with the Class B-6 Certificates and then to the Class M Certificates.

      (J) To the extent that Deferred Interest causes a shortfall in interest collections on the Mortgage Loans and principal collections on the Mortgage Loans are used to pay Accrued Certificate Interest to the holders of the Certificates, as set forth in paragraphs (C), (D), (E), (F) and (G) above, the portion of principal so utilized shall come first from principal prepayments on the related Mortgage Loans, then from other principal receipts on the related Mortgage Loans including, without limitation, Net Liquidation Proceeds and the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced with a Substitute Mortgage Loan, and finally from scheduled payments of principal.

      (b) If, after distributions have been made pursuant to priorities first and second of clauses (A), (B), (C), (D) and (E) above on any Distribution Date, the remaining Group 1, Group 2, Group 3, Group 4 and Group 5 Available Funds are less than the Group 1, Group 2, Group 3, Group 4 or Group 5 Senior Optimal Principal Amount, respectively, then such amount shall be

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reduced, and such remaining funds will be distributed on the related Senior
Certificates on the basis of such reduced amount.

      On each Distribution Date, any Available Funds remaining after payment of interest and principal to the Classes of Certificates entitled thereto, as described above, will be distributed to the Class R-III Certificates; provided that if on any Distribution Date there are any Group 1, Group 2, Group 3, Group 4 or Group 5 Available Funds remaining after payment of interest and principal to a Class or Classes of Certificates entitled thereto, such amounts will be distributed to the other Classes of Senior Certificates (other than the Interest Only Certificates), pro rata, based upon their Current Principal Amounts, until all amounts due to all such Classes of Senior Certificates (other than the Interest Only Certificates) have been paid in full, before any amounts are distributed to the Class R-III Certificates. It is not anticipated that there will be any significant amounts remaining for such distribution.

      (c) "Pro rata" principal distributions among Classes of Certificates will be made in proportion to the then Current Principal Amount of such Classes. "Pro rata" interest distributions among Classes of Certificates on any Distribution Date will be made in proportion to the Accrued Certificate Interest payable on such Distribution Date.

      (d) On each Distribution Date, any Available Funds remaining after payment of interest and principal to the Classes of Certificates entitled thereto, as described above, will be distributed to the Class R-III Certificates provided that if on any Distribution Date there are any Group 1, Group 2, Group 3, Group 4 or Group 5 Available Funds remaining after payment of interest and principal to a Class or Classes of Certificates entitled thereto, such amounts will be distributed to the other Classes of Senior Certificates (other than the Interest Only Certificates), pro rata, based upon their Current Principal Amounts, until all amounts due to all such Classes of Senior Certificates have been paid in full, before any amounts are distributed to the Class R-III Certificates.

      (e) On each Distribution Date, any amounts in the Carryover Shortfall Reserve Fund will be distributed sequentially, in the following order, to the Class A-1, Class A-3, Class A-3M, Class M, Class B-1, Class B-2 and Class B-3 Certificates, in each case up to an amount equal to any Carryover Shortfall Amounts with respect to such Class of Certificates.

      (f) No Accrued Certificate Interest will be payable with respect to any Class of Certificates after the Distribution Date on which the Current Principal Amount of such Certificate has been reduced to zero.

      (g) (i) If on any Distribution Date the Group 1, Group 2, Group 3, Group 4 or Group 5 Available Funds for the Group 1, Group 2, Group 3, Group 4 or Group 5 Senior Certificates, respectively, in any Certificate Group is less than the Accrued Certificate Interest on the related Senior Certificates for such Distribution Date prior to reduction for Net Interest Shortfall and the interest portion of Realized Losses on the related Mortgage Loans, the shortfall will be allocated among the holders of each Class of Senior Certificates in such Certificate Group and the applicable Components of the Class X-1 Certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such Net Interest Shortfall and/or Realized Losses for such Distribution Date. In addition, the amount of

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any interest shortfalls with respect to the Mortgage Loans that are covered by subordination will constitute unpaid Accrued Certificate Interest and will be distributable to holders of the Certificates of the related Classes entitled to such amounts on subsequent Distribution Dates, to the extent of the Available Funds after current interest distributions as required herein. Any such amounts so carried forward will not bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Master Servicer, the Servicers or otherwise, except to the extent of applicable Compensating Interest Payments.

      (h) To the extent that the Accrued Certificate Interest on the Class A-3, Class A-3M, Class A-4, Class A-5, Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates for any Distribution Date exceeds the portion of the related Available Funds, distributable to the Class A-3, Class A-3M, Class A-4, Class A-5, Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates for that Distribution Date, the lesser of such excess and the aggregate amount of Deferred Interest, if any, that is added to the Scheduled Principal Balance of the Group 3, Group 4 and Group 5 Negative Amortization Loans on the Due Date occurring in the month in which that Distribution Date occurs will be added to the Current Principal Amount of the Class A-3, Class A-3M, Class A-4, Class A-5, Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates in accordance with the amount of Accrued Certificate Interest that would have accrued on such Certificates absent this reduction and will be subtracted from the amount of Accrued Certificate Interest otherwise payable to the Class A-3, Class A-3M, Class A-4, Class A-5, Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates for that Distribution Date.

      (i) The expenses and fees of the Trust shall be paid by each of the REMICs, to the extent that such expenses relate to the assets of each of such respective REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the REMICs.

      Section 6.02. Allocation of Losses. (a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

      (b) With respect to any Certificates on any Distribution Date, the principal portion of each Realized Loss on a Mortgage Loan shall be allocated as follows:

            first, to the Class B-6 Certificates until the Current Principal Amount thereof has been reduced to zero;

            second, to the Class B-5 Certificates until the Current Principal Amount thereof has been reduced to zero;

            third, to the Class B-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

            fourth, to the Class B-3 Certificates until the Current Principal Amount thereof has been reduced to zero;

            fifth, to the Class B-2 Certificates until the Current Principal Amount thereof has been reduced to zero;

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            sixth, to the Class B-1 Certificates until the Current Principal
      Amount thereof has been reduced to zero;

            seventh, to the Class M Certificates until the Current Principal Amount thereof has been reduced to zero;

            eighth, if such loss is on a Group 1, Group 2, Group 3, Group 4 or Group 5 Mortgage Loan, to the Group 1, Group 2, Group 3, Group 4 or Group 5 Senior Certificates, respectively; and

            ninth, to the Senior Certificates (other than the Interest Only Certificates), on a pro rata basis.

      (c) Notwithstanding the foregoing clause (b), no such allocation of any Realized Loss shall be made on a Distribution Date to any Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Current Principal Amounts of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Mortgage Loans in the related Loan Group as of the related Due Date (such limitation, the "Loss Allocation Limitation").

      (d) Any Realized Losses allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Current Principal Amounts. Any allocation of Realized Losses shall be accomplished by reducing the Current Principal Amount of the related Certificates on the related Distribution Date.

      (e) Realized Losses shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

      (f) On each Distribution Date, the Securities Administrator shall determine and notify the Paying Agent of the Senior Mezzanine Certificate Writedown Amount and the Subordinate Certificate Writedown Amount. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Current Principal Amount of (i) with respect to the Subordinate Certificate Writedown Amount, if prior to the Cross-Over Date, the Subordinate Certificates, in the reverse order of their numerical Class designations, (ii) with respect to the Senior Mezzanine Certificate Writedown Amount, if prior to the Cross-Over Date, the Senior Mezzanine Certificates and (iii) from and after the Cross-Over Date, the Senior Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

      (g) Any Net Interest Shortfall will be allocated among the Classes of Certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such Net Interest Shortfall for such Distribution Date. The interest portion of any Realized Losses with respect to the Group 1, Group 2, Group 3, Group 4 or Group 5 Mortgage Loans occurring on or prior to the Cross-Over Date will not be allocated among any Certificates, but will reduce the amount of Group 1, Group 2, Group 3, Group 4 or Group 5 Available Funds on the related Distribution Date. As a result of the subordination of the

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Senior Mezzanine and Subordinate Certificates in right of distribution, such
Realized Losses will be borne first by the Subordinate Certificates in inverse order of their numerical Class designations, and then by the Senior Mezzanine Certificates. Following the Cross-Over Date, (A) the interest portion of Realized Losses on the Group 1 Mortgage Loans will be allocated on a pro rata basis to the Group 1 Senior Certificates, to Component 1X of the Class X-1 Certificates and to Component 6X of the Class X-1 Certificates to the extent of the Group 1 Allocation Fraction thereof, (B) the interest portion of Realized Losses on the Group 2 Mortgage Loans will be allocated on a pro rata basis to the Class A-2 Certificates and to Component 6X of the Class X-1 Certificates to the extent of the Group 2 Allocation Fraction thereof, (C) the interest portion of Realized Losses on the Group 3 mortgage loans will be allocated on a pro rata basis to the Class A-3 and Class A-3M Certificates, to Component 3X of the Class X-1 Certificates and to Component 6X of the Class X-1 Certificates to the extent of the Group 3 Allocation Fraction thereof, (D) the interest portion of Realized Losses on the Group 4 mortgage loans will be allocated on a pro rata basis to the Class A-4 Certificates and to Component 4X of the Class X-1 Certificates to the extent of the Group 4 Allocation Fraction thereof, and (E) the interest portion of Realized Losses on the Group 5 mortgage loans will be allocated on a pro rata basis to the Group 5 Senior Certificates and to Component 5X of the Class X-1 Certificates to the extent of the Group 5 Allocation Fraction thereof.

      Section 6.03. Payments. (a) On each Distribution Date, other than the final Distribution Date, the Paying Agent shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder's pro rata share of its Class (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class, based on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall calculate the amount to be distributed to each Class and, based on such amounts, the Securities Administrator shall determine the amount to be distributed to each Certificateholder. All of the Securities Administrator's calculations of payments shall be based solely on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

      (b) Payment of the above amounts to each Certificateholder shall be made
(i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Paying Agent on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Paying Agent specified in the notice to Certificateholders of such final payment.

      Section 6.04. Statements to Certificateholders. (a) Concurrently with each distribution to Certificateholders, the Securities Administrator shall make available to the parties hereto and each Certificateholder via the Securities Administrator's internet website as set forth below, the following information, expressed with respect to clauses (i) through (vii) in the aggregate and as a Fractional Undivided Interest representing an initial Current Principal Amount of $1,000, in the

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case of the Interest Only Certificates, a Notional Amount of $1,000, or in the
case of the Residual Certificates, an initial Current Principal Amount of $50:

            (i) the Current Principal Amount or Notional Amount of each Class of Certificates immediately prior to such Distribution Date;

            (ii) the amount of the distribution allocable to principal on each applicable Class of Certificates;

            (iii) the aggregate amount of interest accrued at the related Pass-Through Rate with respect to each Class during the related Interest Accrual Period;

            (iv) any Carryover Shortfall, any Carryover Shortfall Amounts, the Net Interest Shortfall and any other adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of Certificates;

            (v) the amount of the distribution allocable to interest on each Class of Certificates;

            (vi) the Pass-Through Rates for each Class of Certificates with respect to such Distribution Date;

            (vii) the Current Principal Amount or Notional Amount of each Class of Certificates after such Distribution Date;

            (viii) the amount of any Monthly Advances, Compensating Interest Payments and outstanding unreimbursed advances by the Master Servicer or the Trustee included in such distribution;

            (ix) the aggregate amount of any Realized Losses (listed separately for each Loan Group) during the Prepayment Period and cumulatively since the Cut-off Date and the Subsequent Cut-off Date, as the case may be, and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

            (x) with respect to each Mortgage Loan which incurred a Realized Loss during the related Prepayment Period, (i) the loan number, (ii) the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date or the related Subsequent Cut-off Date, as the case may be, (iii) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, (iv) the Net Liquidation Proceeds with respect to such Mortgage Loan and (v) the amount of the Realized Loss with respect to such Mortgage Loan;

            (xi) with respect to each Loan Group, the amount of Scheduled Principal and Principal Prepayments (including but separately identifying the principal amount of principal prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage

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      Loans purchased or substituted for during the relevant period and cumulatively since the Cut-off Date or the related Subsequent Cut-off Date, as the case may be;

            (xii) the number of Mortgage Loans (excluding REO Property) remaining in the Trust Fund as of the end of the related Prepayment Period;

            (xiii) information for each Loan Group and in the aggregate regarding any Mortgage Loan delinquencies as of the end of the related Prepayment Period, including the aggregate number and aggregate Outstanding Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days on a contractual basis, (b) delinquent 60 to 89 days on a contractual basis, and (c) delinquent 90 or more days on a contractual basis, in each case as of the close of business on the last day of the immediately preceding month;

            (xiv) for each Loan Group, the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

            (xv) for each Loan Group, the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged Property was REO Property as of the end of the related Due Period;

            (xvi) the book value (the sum of (A) the Outstanding Principal Balance of the related Mortgage Loan and (B) accrued interest through the date of foreclosure, minus (C) foreclosure expenses) of any REO Property; provided that, in the event that such information is not available to the Securities Administrator on the Distribution Date, such information shall be furnished promptly after it becomes available;

            (xvii) the amount of Realized Losses allocated to each Class of Certificates since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

            (xviii) the Average Loss Severity for the prior calendar month;

            (xix) the then applicable Group 1, Group 2, Group 3, Group 4 and Group 5 Senior Percentage, Group 1, Group 2, Group 3, Group 4 and Group 5 Senior Prepayment Percentage, Group 1, Group 2, Group 3, Group 4 and Group 5 Senior Mezzanine and Subordinate Percentage and Group 1, Group 2, Group 3, Group 4 and Group 5 Senior Mezzanine and Subordinate Prepayment Percentage;

            (xx) the amount withdrawn from the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account, respectively, and from the Group 1 Interest Coverage Account and the Group 2 Interest Coverage Account, respectively, and used to make payments to Class A-1 Certificateholders and Class A-2 Certificateholders, as the case may be, on that Distribution Date, the amount remaining on deposit in the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account, and in the Group 1 Interest Coverage Account and the Group 2 Interest Coverage Account, following such Distribution Date, and the amount withdrawn from the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account used to buy Group 1 and Group 2 Subsequent Mortgage Loans, respectively, prior to such Distribution Date; and

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            (xxi) the aggregate amount of Deferred Interest added to the
      Scheduled Principal Balance of the related Group 3, Group 4 or Group 5 Mortgage Loans.

      The information set forth above shall be calculated or reported, as the case may be, by the Securities Administrator, based solely on, and to the extent of, information provided to the Securities Administrator by the Master Servicer. The Securities Administrator may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

      The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders via the Securities Administrator's website initially located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

      To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to certificateholders via the Trustee's internet website. The Trustee's internet website will initially be located at www.jpmorgan.com/absmbs. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

      (b) By March 31 of each year beginning in 2004, the Trustee will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and (a)(v) above with respect to the Certificates, plus information with respect to the amount of servicing compensation and such other customary information as the Securities Administrator may determine and advise the Trustee to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to the requirements of the Code.

      Section 6.05. Monthly Advances. Pursuant to the related Servicing Agreement, each Servicer will make Monthly Advances. Each such Monthly Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Eastern time on the Distribution Account Deposit Date in immediately available funds. Subject to the Master Servicer's recoverability determination, in the event that the related Servicer fails to make a required Monthly Advance, the Master Servicer shall be required to remit the amount of such Monthly Advance to the Distribution Account. The Master Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Monthly Advance or a lesser portion of such Monthly Advance would constitute a

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Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Paying
Agent for the benefit of the Certificateholders funds constituting the remaining portion of such Monthly Advance, if applicable, and (ii) to the Trustee an Officer's Certificate setting forth the basis for such determination.

      The Master Servicer and each Servicer shall be entitled to be reimbursed from the Distribution Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 4.03. The obligation to make Monthly Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 6.05.

      Subject to and in accordance with the provisions of Article VIII hereof, in the event the Master Servicer fails to make such Monthly Advance, then the Trustee, as the successor Master Servicer, shall be obligated to make such Monthly Advance, subject to the provisions of this Section 6.05.

      Section 6.06. Compensating Interest Payments. Upon timely notice by the Paying Agent, the Master Servicer shall deposit in the Distribution Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by each Servicer under the related Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date, and not so paid by such Servicer and (ii) the Master Servicing Compensation for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

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                                   ARTICLE VII
                               The Master Servicer

      Section 7.01.     Liabilities  of  the  Master   Servicer.   The  Master
Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

      Section 7.02.     Merger or Consolidation of the Master Servicer.

      (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

      (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 7.03. Indemnification of the Trustee, the Master Servicer and the Securities Administrator. (a) The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Seller written notice thereof promptly after the Indemnified Person shall have, with respect to such claim or legal action, knowledge thereof. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

      (b) The Seller will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise referred to in Subsection (a) above.

      Section 7.04. Limitations on Liability of the Master Servicer and Others. Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

      (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Seller, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action

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in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

      (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

      (c) The Master Servicer, the Custodian and any director, officer, employee or agent of the Master Servicer or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Certificates or the Servicing Agreements (except to the extent that the Master Servicer is indemnified by the related Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or to the Custodian's failure to perform its duties under the Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

      (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account as provided by Section 4.03. Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01.

      (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

      (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

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      Section 7.05. Master Servicer Not to Resign. Except as provided in Section
7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until EMC or the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

      Section 7.06. Successor Master Servicer. In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, EMC or the Trustee may make such arrangements for the compensation of such successor Master Servicer out of payments on the Mortgage Loans as EMC or the Trustee and such successor Master Servicer shall agree. If the successor Master Servicer does not agree that such market value is a fair price, such successor Master Servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans.

      Section 7.07. Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and EMC may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause
(ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as Master Servicer under this Agreement and any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; (iii) the Master Servicer assigning and delegating its rights and obligations hereunder shall deliver to the Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by EMC, EMC shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

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                                  ARTICLE VIII
                                     Default

      Section 8.01. "Event of Default" wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

            (i) The Master Servicer fails to deposit in the Distribution Account any amount so required by it to be deposited pursuant to this Agreement, and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

            (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

            (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

            (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

            (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07.

In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing

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Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee, if given by such Certificateholders), with a copy to the Rating Agencies, and with the consent of EMC, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust, and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties hereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

      Section 8.02. Trustee to Act; Appointment of Successor. (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section
8.01 or an Opinion of Independent Counsel pursuant to Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided, further, however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to
Section 7.06, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any

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established housing and home finance institution which is a Fannie Mae- or
Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Certificates will not be downgraded, qualified or withdrawn as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section 7.06 shall apply, no such compensation shall be in excess of that permitted the Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (b) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of
Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of all other provisions of this Agreement and the respective Servicing Agreements relating to the Master Servicer, including the provisions of Article VII, however, shall apply to it in its capacity as successor Master Servicer.

      Section 8.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and to the Rating Agencies.

      Section 8.04. Waiver of Defaults. The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Certificates. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

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      Section 8.05. List of Certificateholders. Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

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                                   ARTICLE IX
             Concerning the Trustee and the Securities Administrator

      Section 9.01. Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

      (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Securities Administrator pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; and provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

      (c) On each Distribution Date, the Paying Agent shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein based on the report of the Securities Administrator.

      (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

            (ii) Neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer of the Securities Administrator,

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      respectively, unless it shall be proved that the Trustee or the Securities
      Administrator, respectively, was negligent in ascertaining the pertinent facts;

            (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

            (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

            (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

            (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

            (vii) None of the Securities Administrator, EMC or the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

      Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under the Servicing Agreements, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

      (e) All funds received by the Master Servicer and the Paying Agent and required to be deposited in the Distribution Account, the Group 1 Pre-Funding Account, the Group 2 Pre-

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Funding Account, the Group 1 Pre-Funding Reserve Account, the Group 2
Pre-Funding Reserve Account, the Group 1 Interest Coverage Account and the Group 2 Interest Coverage Account, as the case may be, pursuant to this Agreement will be promptly so deposited by the Master Servicer and the Paying Agent.

      (f) Except for those actions that the Trustee or the Securities Administrator is required to take hereunder, neither the Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

      Section 9.02. Certain Matters Affecting the Trustee and the Securities Administrator. Except as otherwise provided in Section 9.01:

            (i) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Seller, Master Servicer or Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee and the Securities Administrator may consult with counsel, and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel:

            (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 8.02(b), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

            (iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate,

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

      statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

            (vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

            (vii) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under Subsection 4.01(b) or Section 4.02, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Seller with reasonable further instructions;

            (viii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence, negligent failure to act or willful misconduct in the performance of any such act;

            (ix) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

            (x) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Mortgage Loan Seller pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement.

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      Section 9.03. Trustee and Securities Administrator Not Liable for
Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller with respect to the Mortgage Loans. Subject to the provisions of Section 2.05, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement, other than any continuation statements required to be filed by the Trustee pursuant to Section 3.20.

      Section 9.04. Trustee and Securities Administrator May Own Certificates. The Trustee and the Securities Administrator, in its individual capacity or in any capacity other than as Trustee hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

      Section 9.05. Trustee's and Securities Administrator's Fees and Expenses. The fees and expenses of the Trustee and the Securities Administrator shall be paid in accordance with a side letter agreement. In addition, the Trustee and the Securities Administrator will be entitled to recover from the Distribution Account pursuant to Section 4.03 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence, negligent failure to act or intentional misconduct or which is the

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responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Distribution Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses from the Seller. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

      Section 9.06. Eligibility Requirements for Trustee, Paying Agent and Securities Administrator. The Trustee and any successor Trustee, the Paying Agent and any successor Paying Agent and the Securities Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P with respect to their long-term rating and rated "BBB" or higher by S&P and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee, successor Paying Agent or successor Securities Administrator other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee, Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee, the Paying Agent or the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 9.08.

      Section 9.07. Insurance. The Trustee, the Paying Agent and the Securities Administrator, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee, the Paying Agent or the Securities Administrator as to the Trustee's, the Paying Agent's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

      Section 9.08. Resignation and Removal of the Trustee and Securities Administrator. (a) The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Seller and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, and the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of

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resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

      (b) If at any time the Trustee, the Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of
Section 9.06 and shall fail to resign after written request therefor by the Seller, or if at any time the Trustee, the Paying Agent or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller shall promptly remove the Trustee, or shall be entitled to remove the Paying Agent or the Securities Administrator, as applicable, and appoint a successor Trustee, the Paying Agent or Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee, the Paying Agent or Securities Administrator, as applicable, so removed, and the successor Trustee, the Paying Agent or Securities Administrator, as applicable.

      (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee, the Paying Agent or the Securities Administrator and appoint a successor Trustee, Paying Agent or Securities Administrator by written instrument or instruments, in quintuplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, the Paying Agent, the Master Servicer, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator or the Paying Agent is removed), and the Trustee, the Paying Agent or Securities Administrator so removed and the successor so appointed.

      (d) No resignation or removal of the Trustee, the Paying Agent or the Securities Administrator and appointment of a successor Trustee, Paying Agent or Securities Administrator pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee, Paying Agent or Securities Administrator as provided in Section 9.09.

      Section 9.09. Successor Trustee and Successor Securities Administrator.
(a) Any successor Trustee, Paying Agent or Securities Administrator appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Seller and to its predecessor Trustee, Paying Agent or Securities Administrator an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee, Paying Agent or Securities Administrator shall then become effective and such successor Trustee, Paying Agent or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee, Paying Agent or Securities Administrator herein. The predecessor Trustee, Paying Agent or Securities Administrator shall, after payment of its outstanding fees and expenses promptly deliver to the successor Trustee, Paying Agent or Securities Administrator, as applicable, all assets and records of the Trust held by it hereunder, and the Seller and the predecessor Trustee, Paying Agent or Securities Administrator, as applicable, shall

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execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee, Paying Agent or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

      (b) No successor Trustee, Paying Agent or Securities Administrator shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Trustee or Securities Administrator shall be eligible under the provisions of Section 9.06.

      (c) Upon acceptance of appointment by a successor Trustee or Securities Administrator as provided in this Section 9.09, the successor Trustee or Securities Administrator shall mail notice of the succession of such Trustee or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. EMC shall pay the cost of any such mailing by the successor Trustee or Securities Administrator.

      Section 9.10. Merger or Consolidation of Trustee or Securities Administrator. Any state bank or trust company or national banking association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, respectively, shall be the successor of the Trustee or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 9.11. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Seller and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Seller to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable.

      (b) If the Seller shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Seller.

      (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.06 hereunder and no notice to

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Certificateholders of the appointment of co-trustee(s) or separate trustee(s)
shall be required under Section 9.08 hereof.

      (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, or its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

      (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Seller and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Section 9.12. Federal Information Returns and Reports to
Certificateholders; REMIC Administration. (a) For federal income tax purposes, the taxable year of each of REMIC I, REMIC II and REMIC III shall be a calendar year and the Securities Administrator shall maintain or cause the maintenance of the books of each such REMIC on the accrual method of accounting.

      (b) (i) The Securities Administrator shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each REMIC, the Trust Fund, if applicable, and the Certificates, containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are

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made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR). The Securities Administrator shall apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Securities Administrator shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, and updated versions thereof, as required, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each REMIC. The Trustee shall make elections to treat each REMIC hereunder as a REMIC (which elections shall apply to the taxable period ending December 31, 2003 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe (and, if applicable, under applicable state and local law), and as described by the Securities Administrator. The Trustee shall sign all tax information returns filed pursuant to this Section 9.12 and any other returns as may be required by the Code. The Holder of the largest percentage interest of the Class R-I Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.1.860F-4(d)) for REMIC I, the Holder of the largest percentage interest of the Class R-II Certificate is hereby designated as the "Tax Matters Person" for REMIC II, and the Holder of the largest percentage interest of the Class R-III Certificate is hereby designated as the "Tax Matters Person" for REMIC III. The Securities Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each REMIC during such time as the Securities Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Securities Administrator from acting as agent for the Tax Matters Person, each of the Trustee and the Securities Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a Tax Matters Person for each REMIC, including designation of the Holder of a Residual Certificate to sign such returns or act as Tax Matters Person for each REMIC. Each Holder of a Residual Certificate shall be bound by this Section.

            (ii) The Securities Administrator shall, to the extent that they are under its control, conduct matters relating to the assets of any REMIC hereunder at all times that any Certificates are outstanding so as to maintain its status as a REMIC under the REMIC Provisions. The Securities Administrator shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC hereunder. The Securities Administrator shall not permit the creation of any interests in REMIC III other than the Certificates. The Securities Administrator shall not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement). The Securities Administrator shall not receive any income attributable to any asset which is neither a "qualified mortgage" nor a "permitted investment" within the meaning of the REMIC Provisions. The Securities Administrator shall not receive any contributions to any REMIC hereunder after the Startup Day that would be subject to tax under Section 860G(d) of the Code. The Securities Administrator shall not dispose of any assets of any REMIC hereunder at a gain if such disposition would be a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. As agent of each Tax Matters Person, the Securities Administrator shall, as and when necessary and appropriate, represent the related REMIC in any administrative or

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judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

      (c) The Securities Administrator shall provide, upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, or any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member) and otherwise shall comply with all of the requirements of Section 860E(e) of the Code.

      (d) The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC or the Trust Fund.

      (e) Notwithstanding any other provision of this Agreement, the Trustee and the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount, that the Trustee or the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

      (f) The Trustee and the Securities Administrator agree to indemnify the Trust Fund and the Seller for any taxes and costs, including, without limitation, any reasonable attorneys fees, imposed on or incurred by the Trust Fund, the Seller or the Master Servicer as a result of a breach of the Trustee's covenants or the Securities Administrator's covenants, respectively, set forth in this Section 9.12; provided, however, such liability and obligation to indemnify in this paragraph shall not be joint and several and neither the Trustee nor the Securities Administrator shall be liable or be obligated to indemnify the Trust Fund for the failure by the other to perform any duty under this Agreement or the breach by the other of any covenant in this Agreement.

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                                    ARTICLE X
                                   Termination

      Section 10.01. Termination Upon Repurchase by the Seller or its Designee or Liquidation of the Mortgage Loans. (a) Subject to Section 10.02, the respective obligations and responsibilities of the Seller, the Trustee, the Master Servicer, EMC and the Securities Administrator created hereby, other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth, shall terminate upon:

            (i) the repurchase by or at the direction of the Seller or its designee of all Mortgage Loans and all related REO Property remaining in the Trust at a price equal to (a) 100% of the Outstanding Principal Balance of each Mortgage Loan (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, together with interest at the applicable Mortgage Interest Rate accrued but unpaid to, but not including, the first day of the month of repurchase, plus (b) the appraised value of any related REO Property, less the good faith estimate of the Seller of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Seller and the Trustee at the expense of the Seller; or

            (ii) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired with respect to any Mortgage Loan; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or

            (iii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement.

      (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

      (c) The right of the Seller or its designee to repurchase all the Mortgage Loans pursuant to Subsection 10.01(a)(i) above shall be exercisable only if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than or equal to 10% of the sum of (x) the Cut-off Date Balance, (y) the Group 1 Pre-Funded Amount and (z) the Group 2 Pre-Funded Amount, or (ii) the Seller, based upon an Opinion of Counsel, has determined that the REMIC status of a REMIC hereunder has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) or (ii) above, the Seller may elect to terminate REMIC I, REMIC II

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or REMIC III at any time, and upon such election, the Seller or its designee shall repurchase all of the Mortgage Loans.

      (d) The Paying Agent shall give notice of any termination to the Certificateholders, with a copy to the Master Servicer, the Securities Administrator and the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified.

      (e) If the option of the Seller to repurchase or cause the repurchase of all the Mortgage Loans under Subsection 10.01 (a)(i) above is exercised, the Seller and/or its designee shall deliver to the Paying Agent for deposit in the Distribution Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the repurchase price for the Mortgage Loans being purchased by it and all property acquired with respect to such Mortgage Loans remaining in REMIC I, REMIC II and REMIC III. Upon presentation and surrender of the Certificates by the Certificateholders, the Paying Agent shall distribute to the Certificateholders an amount determined as follows: with respect to each Certificate (other than the Class R Certificates and the Interest Only Certificates), the outstanding Current Principal Amount, plus with respect to each Certificate (other than the Class R Certificates), one month's interest thereon at the applicable Pass-Through Rate; and with respect to the Class R Certificates, the percentage interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Certificates (other than the Class R Certificates). If the proceeds with respect to the Group 1 Mortgage Loans are not sufficient to pay all of the Group 1 Senior Certificates in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their numerical designation, then to the Senior Mezzanine Certificates, and then to the Group 1 Senior Certificates on a pro rata basis. If the proceeds with respect to the Group 2 Mortgage Loans are not sufficient to pay all of the Group 2 Senior Certificates in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their numerical designation, then to the Senior Mezzanine Certificates, and then to the Group 2 Senior Certificates on a pro rata basis. If the proceeds with respect to the Group 3 Mortgage Loans are not sufficient to pay all of the Group 3 Senior Certificates in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their numerical designation, then to the Senior Mezzanine Certificates, and then to the Group 3 Senior Certificates on a pro rata basis. If the proceeds with respect to the Group 4 Mortgage Loans are not sufficient to pay all of the Group 4 Senior Certificates in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their numerical designation, then to the Senior Mezzanine Certificates, and then to the Group 4 Senior Certificates on a pro rata basis. If the proceeds with respect to the Group 5 Mortgage Loans are not sufficient to pay all of the Group 5 Senior Certificates in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their numerical designation, then to the Senior Mezzanine Certificates, and then

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to the Group 5 Senior Certificates on a pro rata basis. Upon deposit of the required repurchase price and following such final Distribution Date, the Paying Agent shall release promptly to the Seller and/or its designee the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Paying Agent's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(g). Any other amounts remaining in the Accounts will belong to the Seller.

      (f) Upon the presentation and surrender of the Certificates, the Paying Agent shall distribute to the remaining Certificateholders, in accordance with their respective interests, all distributable amounts remaining in the Distribution Account.

      (g) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice not all the Certificates shall have been surrendered for cancellation, the Paying Agent may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

      Section 10.02. Additional Termination Requirements. (a) If the option of the Seller to repurchase all the Mortgage Loans under Subsection 10.01(a)(i) above is exercised, the Trust Fund and each of REMIC I, REMIC II and REMIC III shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section
10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on REMIC I, REMIC II or REMIC III or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) within 90 days prior to the final Distribution Date, at the written direction of the Seller, the Trustee, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of REMIC I, REMIC II and REMIC III provided to it by the Seller meeting the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder;

            (ii) the Seller shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

            (iii) at or after the time of adoption of such a plan of complete liquidation of any of REMIC I, REMIC II and REMIC III and at or prior to the final Distribution Date, the Trustee shall sell for cash all of the assets of the Trust to or at the direction of the Seller, and REMIC I, REMIC II and REMIC III, as applicable, shall terminate at such time.

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      (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the related REMIC upon the written request of the Seller and to take such action in connection therewith as may be reasonably requested by the Seller and (ii) appoint the Seller as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each REMIC. Upon complete liquidation or final distribution of all of the assets of the Trust Fund, the Trust Fund and each of REMIC I, REMIC II and REMIC III shall terminate.

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                                   ARTICLE XI
                            Miscellaneous Provisions

      Section 11.01. Intent of Parties. The parties intend that each of REMIC I, REMIC II and REMIC III shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

      Section 11.02. Amendment. (a) This Agreement may be amended from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and the Servicing Agreements may be amended from time to time by EMC, the Master Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement or the Servicing Agreements which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

      (b) This Agreement may also be amended from time to time by EMC, the Master Servicer, the Seller, the Securities Administrator and the Trustee, and the Servicing Agreements may also be amended from time to time by the Master Servicer and the Trustee, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable Class or Classes, if such amendment affects only such Class or Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Servicing Agreements or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.02(b), Certificates registered in the name of or held for the benefit of the Seller, the Securities Administrator, the Master Servicer, or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

      (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

      (d) In the case of an amendment under Subsection 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment.

The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own respective rights, duties or immunities under this Agreement.

      Section 11.03. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Seller shall effect such recordation, at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

      Section 11.04. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Seller, the Securities Administrator, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

      (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 11.05. Acts of Certificateholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Seller. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Seller, if made in the manner provided in this Section 11.05.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with
Section 5.04) shall be proved by the Certificate Register, and neither the Trustee, the Seller, the Securities Administrator, the Master Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Securities Administrator, the Seller, the Master Servicer or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

      (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Securities Administrator, the Seller, the Master Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the

Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Securities Administrator, the Seller, the Master Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator, the Seller, or the Master Servicer, as the case may be.

      Section 11.06. GOVERNING LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 11.07. Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Seller, 383 Park Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of EMC Mortgage Corporation, EMC Mortgage Corporation, MacArthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038, Attention: Mr. Edward Raice, telecopier No.: (972) 444-2810, or such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer, Paying Agent or Securities Administrator, Wells Fargo Bank Minnesota, National Association, P.O. Box 98, Columbia, Maryland 21045 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21042 (Attention: SAMI 2003-AR1), telecopier no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; or (v) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004, and Standard & Poor's Rating Service, a division of the McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance, or such other address as may be furnished to the parties hereto in writing. Any notice delivered to the Seller, the Master Servicer, the Securities Administrator, EMC or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

      Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

      Section 11.09. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

      Section 11.10. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      Section 11.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

      Section 11.12. Notice to Rating Agencies. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

      1. Any material change or amendment to this Agreement or a Servicing Agreement;

      2. The occurrence of any Event of Default that has not been cured;

      3. The resignation or termination of the Master Servicer, the Trustee or the Securities Administrator;

      4. The repurchase or substitution of Mortgage Loans;

      5. The final payment to Certificateholders; and

      6. Any change in the location of the Distribution Account.

                            [Signature page follows]

      IN WITNESS WHEREOF, the Seller, the Trustee, the Master Servicer, the Securities Administrator and EMC Mortgage Corporation have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              STRUCTURED ASSET MORTGAGE INVESTMENTS INC., as Seller


                              By:  /s/Baron Silverstein
                                 -----------------------------------------------
                                 Name:  Baron Silverstein
                                 Title: Vice President


                              JPMORGAN CHASE BANK, as Trustee


                              By: /s/Eboni D. Dawkins
                                 -----------------------------------------------
                                 Name:  Eboni D. Dawkins
                                 Title: Trust Officer


                              WELLS    FARGO    BANK    MINNESOTA,    NATIONAL
                              ASSOCIATION, as Master Servicer


                              By: /s/Peter J. Masterman
                                 -----------------------------------------------
                                 Name:  Peter J. Masterman
                                 Title: Vice President


                              WELLS    FARGO    BANK    MINNESOTA,    NATIONAL
                              ASSOCIATION, as Securities Administrator


                              By: /s/Peter J. Masterman
                                 -----------------------------------------------
                                 Name:  Peter J. Masterman
                                 Title: Vice President


                              EMC MORTGAGE CORPORATION


                              By: /s/Sherri Lauritsen
                                 -----------------------------------------------
                                 Name:  Sherri Lauritsen
                                 Title: Executive Vice President

Accepted and Agreed as to
      Sections 2.01, 2.02, 2.03, 2.04, 2.07 and 9.09(c)
      in its capacity as Mortgage Loan Seller

EMC MORTGAGE CORPORATION, as Mortgage Loan Seller


By: /s/Sherri Lauritsen
   --------------------------------
   Name:  Sherri Lauritsen
   Title: Executive Vice President

                                                 /s/Louella Savage
                                        ----------------------------------------
                                                    Notary Public

[Notarial Seal]

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


      On the 30th day of May, 2003 before me, a notary public in and for said State, personally appeared Baron Siverstein, known to me to be a Vice President of Structured Asset Mortgage Investments Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/Michelle Sterling
                                        ----------------------------------------
                                                     Notary Public

[Notarial Seal]

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


      On the 30th day of May, 2003 before me, a notary public in and for said State, personally appeared Eboni D. Dawkins, known to me to be a Trust Officer of JPMorgan Chase Bank, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/Margaret M. Price
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

STATE OF TEXAS             )
                           ) ss.:
COUNTY OF DALLAS           )


      On the 30th day of May, 2003 before me, a notary public in and for said State, personally appeared Sherri Lauritsen, known to me to be a Executive
Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/Louella Savage
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

STATE OF MARYLAND          )
                           ) ss.:
COUNTY OF HOWARD           )


      On the 30th day of May, 2003 before me, a notary public in and for said State, personally appeared Peter J. Masterman, known to me to be a Vice President of Wells Fargo Bank Minnesota, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/Lisa C. Carr
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

STATE OF MARYLAND          )
                           ) ss.:
COUNTY OF HOWARD           )


      On the 30th day of May, 2003 before me, a notary public in and for said State, personally appeared Peter J. Masterman, known to me to be a Vice President of Wells Fargo Bank Minnesota, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/Lisa C. Carr
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

STATE OF TEXAS             )
                           ) ss.:
COUNTY OF DALLAS           )


      On the 30th day of May, 2003 before me, a notary public in and for said State, personally appeared Sherri Lauritsen, known to me to be a Executive
Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/Louella Savage
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]